                         Phoenix Portfolio Advisor/SM/
                          Individual Variable Annuity
              Issued by: PHL Variable Accumulation Account II and
                        PHL Variable Insurance Company

 PROSPECTUS                                                     April 7, 2008
  This prospectus describes the Phoenix Portfolio Advisor/SM/ Individual Variable Annuity Contract (Contract) offered by PHL Variable Insurance Company (We, Us, Our). This Contract provides for the accumulation of Contract Values on a variable basis and subsequent Annuity Payments on a fixed basis, a variable basis or a combination of both. The Contract charges no insurance fees other than the $20 per month Subscription Fee imposed during the Accumulation Period and Annuity Period and, if you elect the Guaranteed Minimum Withdrawal Benefit (GMWB) for your contract, a fee for the GMWB. You also pay any applicable Transaction Fees (described below), as well as the fees of the Investment Portfolios you select and any Investment Advisor you retain. Under the terms of the Contract, you may not enter the Annuity Period until two
(2) years from the date you purchase the Contract. This time period may vary by state.
  Before purchasing the Contract in most states, you must consent to Our delivering electronically all documents and reports relating to your Contract and the Investment Portfolios. You provide your consent by signing the contract application. The application contains a statement indicating that you agree to access all information relating to your contract electronically. Paper versions of these documents will not be sent unless you elect to receive paper documents after purchasing the Contract, or otherwise request a specific document. Of course, you can print out any document We make available or transmit to you, and We encourage you to do so. You may revoke your consent at any time.
  The Contract has a variety of investment options that are Sub-accounts of PHL Variable Accumulation Account II. These Sub-accounts invest in the Investment Portfolios listed below. You can put your money in any of the Sub-accounts. We may impose a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios.

 AIM Variable Insurance Funds - Class I Financial Investors Variable
 .  AIM V.I. Dynamics Fund              Insurance Trust - Class II
 .  AIM V.I. Financial Services Fund    .  Ibbotson Balanced ETF Asset
 .  AIM V.I. Global Real Estate Fund       Allocation Portfolio
 .  AIM V.I. High Yield Fund            .  Ibbotson Growth ETF Asset
 .  AIM V.I. International Growth Fund     Allocation Portfolio
 .  AIM V.I. Mid Cap Core Equity Fund   .  Ibbotson Conservative ETF Asset
 .  AIM V.I. Technology Fund               Allocation Portfolio
 .  AIM V.I. Utilities Fund             .  Ibbotson Income and Growth ETF
 AllianceBernstein(R) Variable             Asset Allocation Portfolio
 Products Series (VPS) Fund, Inc. -     Franklin Templeton Variable Insurance
 Class B                                Products Trust - Class 2
 .  AllianceBernstein VPS               .  Franklin Global Communications
    International Growth Portfolio         Securities Fund
 .  AllianceBernstein VPS               .  Franklin High Income Securities
    International Value Portfolio          Fund
 .  AllianceBernstein VPS U.S.          .  Franklin Income Securities Fund
    Government High Grade Securities    .  Franklin Mutual Discovery
    Portfolio                              Securities Fund
 Dreyfus Investment Portfolios -        .  Franklin Small Cap Value
 Service Shares                            Securities Fund
 .  Dreyfus IP MidCap Stock Portfolio   .  Franklin Small-Mid Cap Growth
 .  Dreyfus IP Small Cap Stock Index       Securities Fund
    Portfolio                           .  Franklin Strategic Income
 Dreyfus - Service Shares                  Securities Fund
 .  Dreyfus Stock Index Fund            .  Franklin U.S. Government Fund
 Dreyfus Variable Investment Fund -     .  Templeton Global Income Securities
 Service Shares                            Fund
 .  Dreyfus VIF International Equity    Janus Aspen Series - Service Shares
    Portfolio                           .  Janus Aspen Balanced Portfolio
 .  Dreyfus VIF International Value     .  Janus Aspen Flexible Bond Portfolio
    Portfolio                           .  Janus Aspen Fundamental Equity
 Fidelity(R) Variable Insurance            Portfolio
 Products - Service Class 2             .  Janus Aspen Global Technology
 .  Fidelity VIP Balanced Portfolio        Portfolio
 .  Fidelity VIP Contrafund(R)          .  Janus Aspen Growth and Income
    Portfolio                              Portfolio
 .  Fidelity VIP Disciplined Small Cap  .  Janus Aspen International Growth
    Portfolio                              Portfolio
 .  Fidelity VIP Dynamic Capital        .  Janus Aspen Mid Cap Growth
    Appreciation Portfolio                 Portfolio
 .  Fidelity VIP Equity-Income          Lazard Retirement Series - Service
    Portfolio                           Shares
 .  Fidelity VIP Growth & Income        .  Lazard Retirement Emerging Markets
    Portfolio                              Portfolio
 .  Fidelity VIP Growth Opportunities   Northern Lights Variable Trust
    Portfolio                           .  JNF Balanced Portfolio
 .  Fidelity VIP Growth Portfolio       .  JNF Equity Portfolio
 .  Fidelity VIP High Income Portfolio  .  JNF Money Market Portfolio
 .  Fidelity VIP International Capital  .  JNF Loomis Sayles Bond Portfolio*
    Appreciation Portfolio              Oppenheimer Variable Account Funds -
 .  Fidelity VIP Investment Grade Bond  Service Shares
    Portfolio                           .  Oppenheimer Balanced Fund/VA
 .  Fidelity VIP Mid Cap Portfolio      .  Oppenheimer Core Bond Fund/VA
 .  Fidelity VIP Overseas Portfolio     .  Oppenheimer Global Securities
 .  Fidelity VIP Real Estate Portfolio     Fund/VA
 .  Fidelity VIP Strategic Income       .  Oppenheimer International Growth
    Portfolio                              Fund/VA
 .  Fidelity VIP Value Leaders          .  Oppenheimer Main Street Fund(R)/VA
    Portfolio                           .  Oppenheimer Value Fund/VA
 .  Fidelity VIP Value Strategies       The Phoenix Edge Series Fund
    Portfolio                           .  Phoenix Capital Growth Series
 .  Fidelity VIP Value Portfolio        .  Phoenix Growth and Income Series
 -----------------------------------------------------------------------------


  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 .  Phoenix Mid-Cap Growth Series       .  Rydex VT Inverse Russell 2000(R)
 .  Phoenix-Aberdeen International         Strategy Fund
    Series                              .  Rydex VT Inverse S&P 500 Strategy
 .  Phoenix-Alger Small-Cap Growth         Fund
    Series                              .  Rydex VT Japan 1.25x Strategy Fund
 .  Phoenix-Duff & Phelps Real Estate   .  Rydex VT Large-Cap Growth Fund
    Securities Series                   .  Rydex VT Large-Cap Value Fund
 PIMCO Variable Insurance Trust -       .  Rydex VT Leisure Fund
 Administrative Class                   .  Rydex VT Mid-Cap 1.5x Strategy Fund
 .  PIMCO VIT All Asset Portfolio       .  Rydex VT Mid-Cap Growth Fund
 .  PIMCO VIT Foreign Bond Portfolio    .  Rydex VT Mid-Cap Value Fund
    (U.S. Dollar-Hedged)                .  Rydex VT Multi-Cap Core Equity Fund
 .  PIMCO VIT Long Term U.S.            .  Rydex VT Nova Fund
    Government Portfolio                .  Rydex VT OTC 2x Strategy Fund
 .  PIMCO VIT RealEstateRealReturn      .  Rydex VT NASDAQ - 100(R) Strategy
    Strategy Portfolio                     Fund
 .  PIMCO VIT Short-Term Portfolio      .  Rydex VT Precious Metals Fund
 PIMCO Variable Insurance Trust -       .  Rydex VT Real Estate Fund
 Advisor Class                          .  Rydex VT Retailing Fund
 .  PIMCO VIT CommodityRealReturn(TM)   .  Rydex VT Russell 2000(R) 1.5x
    Strategy Portfolio                     Strategy Fund
 .  PIMCO VIT Emerging Markets Bond     .  Rydex VT Russell 2000(R) 2x
    Portfolio                              Strategy Fund
 .  PIMCO VIT Global Bond Portfolio     .  Rydex VT S&P 500 2x Strategy Fund
    (Unhedged)                          .  Rydex VT Sector Rotation Fund
 .  PIMCO VIT High Yield Portfolio      .  Rydex VT Small-Cap Growth Fund
 .  PIMCO VIT Low Duration Portfolio    .  Rydex VT Small-Cap Value Fund
 .  PIMCO VIT Real Return Portfolio     .  Rydex VT Strengthening Dollar 2x
 .  PIMCO VIT Total Return Portfolio       Strategy Fund
 Pioneer Variable Contracts Trust -     .  Rydex VT Technology Fund
 Class I Shares                         .  Rydex VT Telecommunications Fund
 .  Pioneer Growth Opportunities VCT    .  Rydex VT Transportation Fund
    Portfolio                           .  Rydex VT Utilities Fund
 Pioneer Variable Contracts Trust -     .  Rydex VT Weakening Dollar 2x
 Class II Shares                           Strategy Fund
 .  Pioneer Cullen Value VCT Portfolio  T. Rowe Price Equity Series, Inc. -
 .  Pioneer Emerging Markets VCT        II Class
    Portfolio                           .  T. Rowe Price Blue Chip Growth
 .  Pioneer Equity Income VCT Portfolio    Portfolio - II
 .  Pioneer Fund VCT Portfolio          .  T. Rowe Price Equity Income
 .  Pioneer Global High Yield VCT          Portfolio - II
    Portfolio                           .  T. Rowe Price Limited-Term Bond
 .  Pioneer High Yield VCT Portfolio       Portfolio - II
 .  Pioneer International Value VCT     .  T. Rowe Price Health Sciences
    Portfolio                              Portfolio - II
 .  Pioneer Mid Cap Value VCT Portfolio Third Avenue Variable Series Trust
 .  Pioneer Strategic Income VCT        .  Third Avenue Value Portfolio
    Portfolio                           Van Eck Worldwide Insurance Trust -
 Royce Capital Fund - Investment Class  Initial Class
 Shares                                 .  Van Eck Worldwide Absolute Return
 .  Royce Micro-Cap Portfolio              Fund
 .  Royce Small-Cap Portfolio           .  Van Eck Worldwide Bond Fund
 Rydex Variable Trust                   .  Van Eck Worldwide Emerging Markets
 .  Rydex VT Absolute Return               Fund
    Strategies Fund                     .  Van Eck Worldwide Real Estate Fund
 .  Rydex VT Amerigo Fund               Van Eck Worldwide Insurance Trust -
 .  Rydex VT Banking Fund               Class S
 .  Rydex VT Basic Materials Fund       .  Van Eck Worldwide Hard Assets Fund
 .  Rydex VT Berolina Fund              Vanguard*
 .  Rydex VT Biotechnology Fund         .  Vanguard Balanced Portfolio*
 .  Rydex VT Clermont Fund              .  Vanguard Capital Growth Portfolio*
 .  Rydex VT Commodities Strategy Fund  .  Vanguard Diversified Value
 .  Rydex VT Consumer Products Fund        Portfolio*
 .  Rydex VT Dow 2x Strategy Fund       .  Vanguard Equity Index Portfolio*
 .  Rydex VT Electronics Fund           .  Vanguard International Portfolio*
 .  Rydex VT Energy Fund                .  Vanguard Short-Term Investment
 .  Rydex VT Energy Services Fund          Grade Portfolio*
 .  Rydex VT Europe 1.25x Strategy Fund .  Vanguard Small Company Growth
 .  Rydex VT Financial Services Fund       Portfolio*
 .  Rydex VT Government Long Bond 1.2x  .  Vanguard Total Bond Market Index
    Strategy Fund                          Portfolio*
 .  Rydex VT Health Care Fund           .  Vanguard Total Stock Market Index
 .  Rydex VT Hedged Equity Fund            Portfolio*
 .  Rydex VT Internet Fund              Wanger Advisors Trust
 .  Rydex VT Inverse Dow 2x Strategy    .  Wanger International Select
    Fund                                .  Wanger International Small Cap
 .  Rydex VT Inverse Government Long    .  Wanger Select
    Bond Strategy Fund                  .  Wanger U.S. Smaller Companies
 .  Rydex VT Inverse Mid-Cap Strategy
    Fund
 .  Rydex VT Inverse NASDAQ - 100(R)
    Strategy Fund
                     * Available beginning on May 1, 2008
  These Investment Portfolios may not be available in all states. You can view at Our Website the current prospectus of each Investment Portfolio, which includes information about each Investment Portfolio's management fees and other expenses you will bear indirectly.

  Money you put in a Sub-account is invested exclusively in a single Investment Portfolio. Your investments in the Investment Portfolios are not guaranteed. You could lose your money.
  Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Contract.
  To learn more about the Contract, you can obtain a copy of Our Statement of Additional Information (SAI) dated April 7, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a Web site (http:/www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The SAI's Table of Contents is at the end of this prospectus.
  For a free copy of the SAI, call Us at (866) 226-0170 or write Us at:

Address for correspondence sent via U.S. Mail: Address for correspondence sent via courier or
Phoenix Portfolio Advisor/SM/ Service Center   overnight mail:
P.O. Box 36740,                                Phoenix Portfolio Advisor/SM/ Service Center
Louisville, Kentucky 40233;                    9920 Corporate Campus Drive, Suite 1000
                                               Louisville, KY 40223.

The Contracts:
  .  are not bank deposits
  .  are not federally insured
  .  are not endorsed by any bank or government agency
  .  are not guaranteed and may be subject to loss of principal
  Purchasing the contract as part of a tax qualified plan does not provide any tax benefit in addition to that resulting from a properly qualified plan.

                               TABLE OF CONTENTS


                                                    Page
--------------------------------------------------------

Definitions of Special Terms.......................    5
Highlights.........................................    7
Fee Tables.........................................    9
 Guaranteed Minimum Withdrawal Benefit Fee.........   10
 Examples of Fees and Expenses.....................   11
The Company, the Separate Account and the General
  Account..........................................   12
 The Phoenix Portfolio Advisor/SM/ Annuity Contract   12
 Right to Cancel or "Free Look Period".............   12
 Assignment........................................   13
 Electronic Administration of Your Contract........   13
 Confirmations and Statements......................   13
Purchase...........................................   14
 Purchase Payments.................................   14
 Allocation of Purchase Payments...................   15
Investment Options.................................   15
 Investment Portfolios.............................   15
Transfers..........................................   17
 Excessive Trading Limits..........................   17
 Dollar Cost Averaging Program.....................   19
 Rebalancing Program...............................   19
 Asset Allocation Programs.........................   19
Expenses...........................................   20
 Subscription Fee..................................   20
 Guaranteed Minimum Withdrawal Benefit Fee.........   20
 Transaction Fee...................................   20
 Investment Portfolio Expenses.....................   21
 Transfer Fee......................................   21
 Premium Taxes.....................................   21
 Income Taxes......................................   21
 Contract Value....................................   21
 Accumulation Units................................   21
 Access to Your Money..............................   22
 Systematic Withdrawal Program.....................   22
 Suspension of Payments or Transfers...............   22


                                                      Page

Guaranteed Minimum Withdrawal Benefit (GMWB).........   22
 Asset Allocation Program Requirement................   23
 How the Benefit Works...............................   23
 Important Terms and Conditions......................   23
 Contract Value Decreases to Zero....................   24
 Cancellation........................................   24
 Termination of Benefit..............................   24
Death Benefit........................................   25
 Upon Your Death During the Accumulation Period......   25
 Death Benefit Amount During the Accumulation
   Period............................................   25
 Payment of the Death Benefit During the Accumulation
   Period............................................   25
 Death of Contract Owner During the Annuity Period...   25
 Death of Annuitant..................................   25
Annuity Payments (The Annuity Period)................   25
 Annuity Payment Amount..............................   26
 Annuity Options.....................................   26
Taxes................................................   27
 Annuity Contracts in General........................   27
 Tax Status of the Contracts.........................   27
 Taxation of Non-Qualified Contracts.................   27
 Taxation of Qualified Contracts.....................   29
Other Information....................................   29
 Legal Proceedings...................................   29
 Distributor.........................................   30
 Financial Statements................................   31
 Experts.............................................   31
Table of Contents of the Statement of Additional
  Information........................................   32
Appendix A--More Information About the Investment
  Portfolios.........................................  A-1
Appendix B--Deductions for Taxes--Qualified and
  Nonqualified Annuity Contracts.....................  B-1
Appendix C--Guaranteed Minimum Withdrawal Benefit
  Examples...........................................  C-1

Definitions of Special Terms
--------------------------------------------------------------------------------

Because of the complex nature of the Contract, We have used certain words or terms in this prospectus, which may need additional explanation. We have identified the following as some of these words or terms.

Accumulation Period: The period during which you invest money in your Contract.

Accumulation Unit: A measurement We use to calculate the value of the variable portion of your Contract during the Accumulation Period.

Annuitant(s): The natural person(s) on whose life (lives) We base Annuity Payments. On or after the Annuity Date, the Annuitant shall also include any joint Annuitant. In the event of joint Annuitants, the lives of both Annuitants are used to determine Annuity Payments.

Annuity Date: The date on which Annuity Payments are to begin, as selected by you, or as required by the Contract or by state or federal law.

Annuity Options: Income plans which can be elected to provide periodic Annuity Payments beginning on the Annuity Date.

Annuity Payments: Periodic income payments provided under the terms of one of the Annuity Options.

Annuity Period: The period during which We make income payments to you.

Annuity Unit: A measurement We use to calculate the amount of Annuity Payments you receive from the variable portion of your Contract during the Annuity Period.

Beneficiary: The person designated to receive any benefits under the Contract if you or the Annuitant dies.

Business Day: Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 PM Eastern Time or the closing of regular trading on the NYSE, if earlier. Some of the Investment Options may impose earlier deadlines for trading. These deadlines are described in further detail under the heading "Purchase - Allocation of Purchase Payments".

Company: PHL Variable Insurance Company, also referred to as PHL Variable, We, Us, Our and Company.

Contract: The Phoenix Portfolio Advisor/SM/ individual variable annuity contract, which provides variable investment options offered by the Company.

Contract Anniversary: The anniversary of the Business Day you purchased the Contract.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Value: Your Contract Value is the sum of amounts held under your Contract in the various Sub-accounts of the Separate Account.

Death Benefit Amount: The Death Benefit Amount is the amount payable to the Beneficiary upon the death of the Owner or for a Contract owned by a non-natural person the death of the Annuitant.

Free Look Period: The Free Look Period is the period of time within which you may cancel your Contract. This period of time is generally 10 days from receipt, but certain states require a longer period.

Guaranteed Minimum Withdrawal Benefit ("GMWB"): An optional benefit you may select for an additional charge that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance.

Guaranteed Minimum Withdrawal Benefit ("GMWB") Fee: The fee deducted by Us from the Contract Value on each Contract Anniversary date if you select the GMWB optional benefit.

Insurance Charges: The Insurance Charges compensate Us for assuming certain insurance risks. The only Insurance Charges under the Contract are the Subscription Fee and the Guaranteed Minimum Withdrawal Benefit fee (if selected).

Investment Advisor: A registered investment adviser, an investment adviser who is exempt from registration with the Securities and Exchange Commission or other adviser selected by you to provide asset allocation and investment advisory services.

Investment Allocations Of Record: The Investment Allocations of Record specify what percentage of each Purchase Payment is directed to the Sub-accounts you select. You initially establish your initial Investment Allocations of Record at the time you apply for the Contract. The Investment Allocations of Record can be changed by notifying Us in accordance with Our procedures. Any change in Investment Allocations of Record will apply to Purchase Payments received after the change of Investment Allocations of Record is processed.

Investment Portfolios: The variable investment options available under the Contract. Each Sub-account has its own investment objective and is invested in the underlying Investment Portfolio.

Joint Owner: The individual who co-owns the Contract with another person.

Non-qualified (contract): A Contract purchased with after-tax dollars. In general, these Contracts are not issued in conjunction with any pension plan, specially sponsored program or individual retirement account ("IRA").

Owner: You, the purchaser of the Contract are the Owner.

Purchase Payment: The money you give Us to buy the Contract, as well as any additional money you give Us to invest in the Contract after you own it.

Qualified (Contract): A Contract purchased with pretax dollars. These Contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Registered Representative: A person, appointed by Us, who is licensed by the Financial Industry Regulatory Authority ("FINRA") to sell variable products and is sponsored by a FINRA member broker/dealer that is party to a selling group agreement with the Company.

Rider Date: The date the Guaranteed Minimum Withdrawal Benefit rider to the Contract takes effect. It is the date shown on the Rider Specifications page of the Contract.

Secure Online Account: Your Secure Online Account is a password protected electronic account through which you can access personal documents relating to your Contract, such as transaction confirmations, periodic account statements and other personal correspondence. You create your Secure Online Account by going to the Website after you purchase the Contract and We maintain it for you on the Website thereafter.

Separate Account: PHL Variable Accumulation Account II of PHL Variable Insurance Company, which invests in the Investment Portfolios.

Sub-Account: A segment within the Separate Account which invests in a single Investment Portfolio.

Subscription Fee: $20 per month fee charged by Us to issue and administer the Contract.

Tax Deferral: Benefit provided by the Contract under which earnings and appreciation on the Purchase Payments in your Contract are not taxed until you take them out of the Contract either in the form of a withdrawal, income payments or the payment of a death benefit.

Transaction Fee: Fee imposed by the Company for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. See "Expenses - Transaction Fee" for further details, including a list of the Investment Portfolios that impose a Transaction Fee.

Website: www.portfolioadvisorva.com, which is the website for Phoenix Portfolio Advisor/SM/. You may obtain information about your Contract and request certain transactions through the Website.

Highlights
--------------------------------------------------------------------------------

  The variable annuity Contract that We are offering is a Contract between you (the Owner) and Us (the insurance company). The Contract provides a way for you to invest on a tax-deferred basis in the Sub-accounts of PHL Variable Accumulation Account II (Separate Account). The Contract is intended to be used to accumulate money for retirement or other long-term tax-deferred investment purposes. You should note that the Contract does not provide any additional tax deferral benefit when purchased as part of an IRA or other tax- qualified plan.

  The Contract charges no insurance fees other than the Subscription Fee imposed during the Accumulation Period and Annuity Period and a fee if you select the optional Guaranteed Minimum Withdrawal Benefit ("GMWB"). You do pay any applicable Transaction Fees, as well as the fees of the Investment Portfolios you select and any Investment Advisor you retain.

  The Contract includes a death benefit that is described in detail under the heading "Death Benefit." The Contract offers a GMWB as an optional benefit. This benefit guarantees a minimum amount you will be able to withdraw from your contract regardless of investment performance. There is a separate fee for this benefit. You should note that excessive withdrawals under the GMWB will adversely affect the available benefit and that investment restrictions will apply if you elect this optional benefit. If you purchase the GMWB you must allocate Purchase Payments and Contract Value through an available asset allocation program described in this prospectus.

  All deferred annuity contracts, like the Contract, have two periods: the Accumulation Period and the Annuity Period. During the Accumulation Period, any earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. The Annuity Period occurs when you begin receiving regular Annuity Payments from your Contract. Under the terms of the Contract, you may not enter the Annuity Period until two (2) years from the date you purchase the Contract. This time period may vary by state.

  You can choose to receive Annuity Payments on a variable basis, on a fixed basis or a combination of both. If you choose variable Annuity Payments, the amount of the variable Annuity Payments will depend upon the investment performance of the Investment Portfolios you select for the Annuity Period. If you choose fixed Annuity Payments, the amount of the fixed Annuity Payments are constant for the entire Annuity Period.

  Transaction Fee. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. For further information, see "Expenses--Transaction Fee".

  Right to Cancel or "Free Look". If you cancel the Contract within 10 days after receiving it (or whatever longer time period is required in your state), We will cancel the Contract. You will receive whatever your Contract is worth on the Business Day We receive your proper request for cancellation. This may be more or less than your original payment. We will return your original payment if required by law.

  Tax Penalty. In general, the earnings in your Contract are not taxed until you take money out of your Contract. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the amount treated as income. For Non-Qualified Contracts, Annuity Payments during the Annuity Period are considered partly a return of your original investment. The part of each Annuity Payment that is a return of your investment is not taxable as income. Once you have recovered the full amount of your investment, however, the entire amount of your Annuity Payment will be taxable income to you. For Qualified Contracts, the full Annuity Payment is taxable.

  Important Information Concerning Your Phoenix Portfolio Advisor/sm/ Contract. Upon purchase of the Contract, you can only access documents relating to the Contract and the Investment Portfolios electronically. Regular and continuous Internet access is required to access electronically all documents relating to the Contract and the Investment Portfolios. You should not invest and continue to receive documents electronically if you do not have regular and continuous Internet access.

  After purchase, either at the time of application or later, you may elect to receive in paper via U.S. mail all documents relating to the Contract and the Investment Portfolios by revoking your electronic consent. We will also honor a request to deliver a specific document in paper even though electronic consent has not been revoked.

  For Owners using electronic communications, current prospectuses and all required reports for the Contract and the Investment Portfolios are available at the Website. While We will notify you via email when a transaction pertaining to your Contract has occurred or a document impacting your Contract has been posted, you should visit the Website regularly. We post updated prospectuses for the Contract and the Investment Portfolios on the Website on or about May 1 of each year. Prospectuses also may be supplemented throughout the year and will be available on the Website, which you should visit regularly. We post Annual Reports and Semi-Annual Reports on the Website on or about March 1 and September 1, respectively, each year. For your reference, We archive out-of-date Contract prospectuses. We have no present intention of deleting any archived Contract prospectus, however, We reserve the right to do so at any time upon 30 days' notice to your Secure Online Account. Investment Portfolio prospectuses will be available on the website for 30 days after the subsequent May 1 annual update. Investment Portfolio Annual and Semi-Annual Reports will be available on the website for 30 days after the subsequent March 1 annual update. You will not have electronic access through the Website to Investment Portfolio prospectuses or Annual and Semi-Annual Reports after We remove them from the Website. Accordingly, you should consider printing them before they are removed. Alternatively, We will provide copies of them upon request.

  We will deliver all other documents electronically to your Secure Online Account. Checking your Secure Online Account regularly will give you an opportunity to prevent multiple fraudulent transactions. We deliver transaction confirmations at or before the completion of your transactions. We deliver account statements on a quarterly basis (that is, shortly after March 31, June 30, September 30 and December 31 of each year). Under certain circumstances, your account statement may serve as the confirmation for transactions you made during the quarter covered by the statement. Proxy statements and other correspondence may be delivered at any time.

  You should regularly check your Secure Online Account. We will notify you by e-mail that a transaction relating to your Contract has occurred or a document impacting your Contract has been posted. However, this is no substitute for regularly checking your Secure Online Account.

  We will allow you to have access to your Secure Online Account even after you revoke your consent to Our electronic delivery of documents or surrender or exchange your Contract. However, We reserve the right to delete your Secure Online Account upon 30 days' notice, which We will deliver to your Secure Online Account. Upon receipt of such a notice, you should consider printing the information held in your Secure Online Account. Upon request, We will provide paper copies of any deleted document.

  We have no present intention of deleting documents from your Secure Online Account. If, however, We decide to do so, We will provide you with at least 30 days' notice in your Secure Online Account so that you will have an opportunity to print the documents that are subject to deletion.

  Inquiries. If you need more information, please contact Us at:

Phoenix Portfolio Advisor/ SM/ Service Center
P.O. Box 36740
Louisville, Kentucky 40233
(866) 226-0170

Fee Tables
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between Investment Portfolios. State or other governmental entity premium taxes may also be deducted (See Appendix B).

OWNER TRANSACTION EXPENSES
Contingent Deferred Sales Charge (as a percentage
of Purchase Payments withdrawn)                               None

Transfer Fee/1/                                   Current Charge Maximum Charge
                                                  -------------- --------------
                                                       None           $25

                   We reserve the right
                   to impose a fee, not
                   to exceed $25, for
                   excessive transfers
                   upon providing prior
                   notice to you. This
                   fee is different
                   than the Transaction
                   Fee described below.

Transaction Fee/2/ The Company imposes
                   a Transaction Fee,
                   in the amounts shown
                   below, for
                   contributions,
                   including initial
                   contributions, and
                   transfers into and
                   withdrawals and
                   transfers out of
                   certain Investment
                   Portfolios. Only
                   transactions
                   involving those
                   Investment
                   Portfolios for which
                   the Company imposes
                   a Transaction Fee
                   are counted for
                   purposes of
                   determining the
                   number of
                   transactions per
                   Contract year. A
                   listing of the
                   Investment
                   Portfolios for which
                   the Company imposes
                   a Transaction Fee is
                   set forth in
                   "Expenses -
                   Transaction Fee",
                   and is also
                   available at the
                   Website or upon
                   request by calling
                   (866) 226-0170.
                   Unless prohibited by
                   state law or
                   regulation, the
                   Company may increase
                   the Transaction Fee,
                   or modify the table
                   below. However, the
                   Transaction Fee may
                   not be increased to
                   an amount greater
                   than the maximum
                   charge shown.


                                             Current Charge     Maximum Charge
                                           ------------------ ------------------

      Transactions 1-10 per Contract year. $49.99\transaction $74.99/transaction
      Transactions 11-20 per Contract year $39.99\transaction $74.99/transaction
      Transactions 21-30 per Contract year $29.99\transaction $74.99/transaction
      Transactions 31+ per Contract year.. $19.99\transaction $74.99/transaction

/1/ All reallocations made on the same day involving the same Investment
    Portfolio count as one transfer. Certain restrictions apply as further described under the heading "Transfers - Excessive Trading Limits" and "Transfers - Short Term Trading Risk". In the event that We impose transfer fees, if you sell one Investment Portfolio and use those proceeds to purchase another Investment Portfolio We will impose one fee, not to exceed $25.00.
/2/ All transactions made on the same day involving the same Investment
    Portfolio will result in one Transaction Fee.

  The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Investment Portfolios' fees and expenses.


                                                      Current Charge       Maximum Charge
PERIODIC EXPENSES                                  -------------------- --------------------
Subscription Fee                                   $20 per Contract per $20 per Contract per
                                                          month                month
Separate Account Annual Expenses
(as a percentage of Contract Value invested in
  the Investment Portfolios) Mortality and
  Expense Risk Charge.............................        0.00%                0.00%
Administrative Charge.............................        0.00%                0.00%
Total Separate Account Annual Expenses............        0.00%                0.00%

Guaranteed Minimum Withdrawal Benefit Fee
--------------------------------------------------------------------------------

This table describes the fee that you will pay, in addition to the Subscription Fee and the Investment Portfolio Operating Expenses, periodically during the time that you own the contract if you elect the Guaranteed Minimum Withdrawal Benefit.


Guaranteed Minimum Withdrawal Benefit
Fee (as a percentage of the greater            Current Fee         Maximum Fee
of the Benefit Base/1/ and Contract    --------------------------- -----------
                                        0.90% (single life option)    3.00%
                                       1.35% (spousal life option)    3.00%

/1/ The Benefit Base is a value determined by Us and used to calculate the Annual Benefit Amount under the Guaranteed Minimum Withdrawal Benefit rider. Initially, it equals the Contract Value but We will recalculate it when events such as certain additional purchase payments or withdrawals occur. Specific information regarding the calculation of the Benefit Base and an explanation of how it is used to calculate your Annual Benefit Amount are found under the heading "Guaranteed Minimum Withdrawal Benefit
    (GMWB) - Benefit Base."

  The next item shows the minimum and maximum total operating expenses charged by the Investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectus for each Investment Portfolio.


Total Investment Portfolio Operating Expenses                  Minimum     Maximum
---------------------------------------------                ----------  -----------
(expenses that are deducted from Investment Portfolio
  assets, including management fees, distribution and/or
  service (12b-1) fees, and other expenses)/1/.............. Gross 0.14% Gross 11.91%

/1/ The minimum and maximum total Investment Portfolio Operating Expenses may be affected by voluntary or contractual waivers or expense reimbursements. These waivers and expense reimbursements will reduce the actual Total Portfolio Operating Expenses for the affected Investment Portfolios. Please refer to the underlying Investment Portfolio prospectuses for details about the specific expenses of each Investment Portfolio. The gross numbers displayed above reflect the minimum and maximum charges without giving effect to any agreed upon waivers. The numbers shown in the chart do not reflect the potential assessment by the funds of redemption fees.

EXAMPLES OF FEES AND EXPENSES

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Contract fees, Separate Account annual expenses, the fee for the GMWB, and Investment Portfolio fees and expenses.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Because there are no charges upon surrender or annuitization, your costs will be the same for the time periods shown whether you surrender, annuitize or continue to own the Contract. For purposes of these examples, We have assumed the money is invested in Investment Portfolios for which no Transaction Fee is charged. For a description of the Transaction Fee, see "Expenses - Transaction Fee". All other expenses and fees reflected in the first Example are at their maximum amounts. The second Example reflects the minimum Investment Portfolio operating expenses. We converted the Subscription Fee of $20.00 per month to an asset based charge based on the estimated contract size. This conversion causes the Subscription Fee in the example below to be approximately $240.00 annually. Although your actual costs may be higher or lower, based on these assumptions and those that follow, your costs would be:

(1)Assuming Contract charges and maximum Investment Portfolio operating expenses:


                        1 year 3 years 5 years 10 years
                        -------------------------------

                        $1,431 $3,876  $5,852   $9,295

(2)Assuming Contract charges and minimum Investment Portfolio operating expenses:


                        1 year 3 years 5 years 10 years
                        -------------------------------

                         $333. $1,015  $1,722   $3,595

The Company, the Separate Account and the General Account
--------------------------------------------------------------------------------

  We are PHL Variable Insurance Company, a Connecticut stock life insurance company, incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies, brokers and other financial advisors. Our executive and administrative office is located at One American Row, Hartford, Connecticut, 06103-2899.

  PHL Variable is an indirectly owned company of Phoenix Life Insurance company ("Phoenix"). Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. ("PNX"), which is a manufacturer of insurance, annuity and asset management products. Obligations under the Contracts are obligations of PHL Variable.

  On October 25, 2007, We established the PHL Variable Accumulation Account II, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

  Under Connecticut law, all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Separate Account are held in Our name and legally belong to Us; however the assets that underlie the Contract may not be used to pay liabilities arising out of any other business that We may conduct. The Separate Account has several Sub-accounts that invest in underlying mutual funds. We may make certain changes to the Separate Account as described in "Changes to the Separate Account".

  The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account.

The Phoenix Portfolio Advisor/SM/ Variable Annuity Contract
  This prospectus describes the Phoenix Portfolio Advisor/SM/ Variable Annuity Contract offered by PHL Variable. An annuity is a contract between you, the Owner, and Us. Until you decide to begin receiving Annuity Payments, your Contract is in the Accumulation Period. Once you begin receiving Annuity Payments, your Contract switches to the Annuity Period.

  The Contract benefits from tax-deferral. Tax-deferral means that you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. The Contracts may be issued in conjunction with certain qualified plans and Individual Retirement Accounts qualifying for special income tax treatment under the Internal Revenue Code. You should be aware that this annuity may fund a retirement plan and/or an Individual Retirement Account ("IRA") that already provides tax deferral under the Code. In such situations where you are already in a qualified plan or eligible for an IRA, the annuity does not provide additional tax deferral benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of qualified plan and IRA investments, which may be more or less costly. However, the fees and charges under the Contract are also designed to provide for certain payment guarantees and features other than tax deferral that may not be available through other investments. These features are explained in detail in this prospectus. You should consult with your tax or legal adviser to determine if the Contract is suitable for your tax qualified plan or IRA.

  The Contract is called a variable annuity because you can choose to allocate your Purchase Payments among several Investment Portfolios and, depending upon market conditions, you can make or lose money in any of these Investment Portfolios. The amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the investment performance of the Investment Portfolio(s) you select.

  You can choose to receive Annuity Payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the Annuity Payments you receive will depend upon the investment performance of the Investment Portfolio(s) you select for the Annuity Period. If you elect to receive payments on a fixed basis, the Annuity Payments you receive will remain level for the period of time selected.

Right to Cancel or "Free Look Period"
  If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it (or whatever period is required in your state). The Insurance Charges and Investment Portfolio operating expenses, along with any applicable Transaction Fees, will have been deducted. On the Business Day We receive your proper request We will return your Contract Value. In some states, We may be required to refund your Purchase Payment.

  Owner. You, as the Owner of the Contract, have all the rights under the Contract. The Owner is as designated at the time the Contract is issued, unless changed. You can change the Owner at any time. A change will automatically revoke any prior Owner designation. You must notify Us in writing to effect a change of Owner. We will not be liable for any payment or other action We take in accordance with the Contract before We receive proper notice of the change.

  A change of Owner may be a taxable event.

  Joint Owner. A Non-Qualified Contract can be owned by Joint Owners. Upon the death of either Joint Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary unless you have previously notified Us in writing otherwise.

  Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Benefit Amount. The Beneficiary is named at the time the Contract is issued. If no Beneficiary is designated, your estate will be the Beneficiary. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. We will not be liable for any payment or other action We take in accordance with the Contract before We receive notice of the change of Beneficiary.

Assignment
  Subject to applicable law, you can assign the Contract at any time during your lifetime. We will not be bound by the assignment until We receive the written notice of the assignment. We will not be liable for any payment or other action We take in accordance with the Contract before We receive notice of the assignment.

  An assignment may be a taxable event.

  If the Contract is a Qualified Contract, there are limitations on your ability to assign the Contract.

Electronic Administration of Your Contract
  This Contract is designed to be administered electronically ("Electronic Administration"). You can access documents relating to the Contract and the Investment Portfolios online. If you consent to Electronic Administration, you will receive all documents electronically, unless you request, either at the time of application or later, a specific paper document, or revoke your consent to Electronic Administration. You may obtain paper copies of documents related to your Contract by printing them from your computer. We will honor a request to deliver a specific document in paper even though electronic consent has not been revoked.

  If you elect Electronic Administration, you must have Internet access so that you can view your Secure Online Account and access all documents relating to the Contract and the Investment Portfolios. You should not elect Electronic Administration if you do not have Internet access. Although We will email you when a transaction relating to your Contract has occurred or a document impacting your Contract is posted, you should regularly check your Secure Online Account. There is no substitute for regularly checking your Secure Online Account.

  You may, however, elect to have documents related to your Contract also delivered via U.S. Mail to your address of record by withdrawing your consent to Electronic Administration. After your withdrawal of consent becomes effective, you will receive documents via U.S. Mail. We may also continue to send documents to your Secure Online Account. After you have withdrawn your consent to Electronic Administration, you may notify Us that you again consent to Electronic Administration. You may revoke or reinstate your consent to electronic delivery as often as you wish. You may do so by visiting the Website, by calling the Customer Service telephone number or by writing to Us at the Phoenix Portfolio Advisor Service Center. You may also contact your financial advisor, who may initiate a change on your behalf. Notification of change made via the Website will be effective immediately. Notification by telephone or U.S. Mail will be processed as received, usually within two business days.

  Current prospectuses and all required reports for the Contract and the Investment Portfolios are available at the Website through your Secure Online Account. We post updated prospectuses for the Contract and the Investment Portfolios on the Website on or about May 1 of each year. Prospectuses also may be supplemented throughout the year and will be available on the Website. We post Annual Reports and Semi-Annual Reports on the Website on or about March 1 and September 1, respectively, each year. For your reference, We archive out-of-date Contract prospectuses. We have no present intention of deleting any archived Contract prospectus, however, We reserve the right to do so at any time upon 30 days' notice to your Secure Online Account. To the extent an archived Contract prospectus is no longer available on the Website, We will provide it upon request.

  Investment Portfolio prospectuses will be available for 30 days after the subsequent May 1 annual update. Investment Portfolio Annual and Semi-Annual Reports will be available for 30 days after the subsequent annual update. You will not have electronic access through the Website to archived Investment Portfolio prospectuses or Annual and Semi-Annual Reports after We remove them from the Website. Accordingly, you should consider printing them before they are removed. Upon request, We will send you a paper copy of these documents via U.S. mail.

  We will send all other documents related to your Contract to your Secure Online Account, including, but not limited to, transaction confirmations, proxy statements, periodic account statements and other personal correspondence. You create your Secure Online Account when you purchase the Contract and We maintain it for you at the Website.

  You will have access to your Secure Online Account even after you revoke your consent to Our electronic delivery of documents or surrender or exchange your Contract. However, We reserve the right to delete your Secure Online Account upon 30 days' notice, which We will deliver to your Secure Online Account. Upon receipt of such a notice, you should consider printing the information held in your Secure Online Account. Upon request, We will provide paper copies of any deleted document.

  We have no present intention of deleting documents from your Secure Online Account. If, however, We decide to do so, We will provide you with at least 30 days' notice to your Secure Online Account so that you will have an opportunity to print the documents that are subject to deletion.

Confirmations and Statements
  We will send a confirmation statement to your Secure Online Account each time you change your Investment

Allocations of Record, We receive a new Purchase Payment from you, you make a transfer among the Investment Portfolios, or you make a withdrawal. Generally, We deliver transaction confirmations at or before the completion of your transactions. However, the confirmation for a new Purchase Payment or transfer of Contract Value may be an individual statement or may be part of your next quarterly account statement. You should review your confirmation statements to ensure that your transactions are carried out correctly. If you fail to do so, you risk losing the opportunity to ask Us to correct an erroneous transaction. We deliver account statements to your Secure Online Account on a quarterly basis (that is, shortly after March 31, June 30, September 30 and December 31 of each year), or in paper via U.S. mail if you have withdrawn your consent to Electronic Administration or otherwise request a specific confirmation or statement. Under certain circumstances, your account statement may serve as the confirmation for transactions you made during the quarter covered by the statement. Proxy statements and other correspondence may be delivered at any time. If you have questions, you can either go to the Website and click on "Contact Us" for secure online correspondence or you can e-mail Us at ppaservice@portfolioadvisorva.com or call Us at (866) 226-0170.

Requesting Transactions or Obtaining Information About your Contract
  You may request transactions or obtain information about your Contract by submitting a request to Us in writing via U.S. Mail at the Phoenix Portfolio Advisor/SM/ Service Center, P.O. Box 36740, Louisville, KY 40233. Subject to Our administrative rules and procedures, We may also allow you to submit a request through other means.

  Under a contract with PHL Variable Insurance Company, Jefferson National Life Insurance Company (Jefferson National) provides administrative services including, but not limited to, electronic and mail document delivery, transaction confirmation, the production of periodic account statements and other various administrative services for the Contracts. Jefferson National's principal business office is located at 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky 40223.

  Telephone and Website Transactions. You can elect to request certain transactions and receive information about your Contract by telephone or through the Website. All transaction requests are processed subject to Our administrative rules and procedures.

  We will accept transaction requests from your Registered Representative and/or your Investment Advisor. You can also authorize someone else, via submitting to Us a power of attorney in good order, to request transactions for you. If you own the Contract with a Joint Owner, unless We are instructed otherwise, We will accept instructions from and provide information to either you or the other Owner.

  We will use reasonable procedures to confirm that instructions given to Us by telephone are genuine. All telephone calls will be recorded and the caller will be asked to produce personalized data about the Owner before We will make the telephone transaction. We will post confirmations of all transactions to your Secure Online Account. We will not send confirmation of any transaction to you in paper, unless you have elected to receive paper documents via U.S. mail. If We fail to use such procedures We may be liable for any losses due to unauthorized or fraudulent instructions.

  Security of Electronic Communications with US. The Website uses generally accepted and available encryption software and protocols, including Secure Socket Layer. This is to prevent unauthorized people from eavesdropping or intercepting information you send or receive from Us. This may require that you use certain readily available versions of web browsers. As new security software or other technology becomes available, We may enhance Our systems.

  You will be required to provide your user ID and password to access your Secure Online Account and perform transactions at the Website. Do not share your password with anyone else. We will honor instructions from any person who provides correct identifying information, and We may not be responsible for fraudulent transactions We believe to be genuine based on these procedures. Accordingly, you may bear the risk of loss if unauthorized persons conduct any transaction on your behalf. You can reduce this risk by checking your Secure Online Account regularly which will give you an opportunity to prevent multiple fraudulent transactions.

  Avoid using passwords that can be guessed and consider changing your password frequently. Our employees or representatives will not ask you for your password. It is your responsibility to review your Secure Online Account and to notify Us promptly of any unauthorized or unusual activity. We only honor instructions from someone logged into Our secure Website using a valid user ID and password.

  We cannot guarantee the privacy or reliability of e-mail, so We will not honor requests for transfers or changes received by e-mail, nor will We send account information through e-mail. All transfers or changes should be made through Our secure Website. If you want to ensure that Our encryption system is operating properly, go to the icon that looks like a "locked padlock." This shows that encryption is working between your browser and Our web server. You can click or double-click on the padlock to get more information about the server. When you click the "view certificate" button (in Netscape) or the "subject" section (in Internet Explorer), you should see "www.secure.portfolioadvisorva.com" listed as the owner of the server you are connected to. This confirms that you are securely connected to Our server.

Purchase
--------------------------------------------------------------------------------

Purchase Payments
  A Purchase Payment is the money you give Us to buy the Contract. You can make Purchase Payments at any time before the Annuity Date. The minimum initial Purchase Payment We will accept is $25,000 whether the Contract is bought as a Non-Qualified Contract or as part of a

Tax-Sheltered Annuity or an Individual Retirement Annuity (IRA). If You have not elected the optional GMWB the maximum We accept is $10,000,000 without Our prior approval. If You have elected the GMWB the maximum We accept is $2,000,000 without Our prior approval. All Purchase Payments will be subject to such terms and conditions as We may require. PHL Variable reserves the right to refuse any Purchase Payment or not issue any Contract.

  Subject to the minimums and maximums described above, you can make additional Purchase Payments of any amount. However, We reserve the right to impose minimums on future Purchase Payments.

Allocation of Purchase Payments
  Generally, you control where your Purchase Payments are invested. When you purchase a Contract, We will allocate your Purchase Payment according to your Investment Allocation of Record, which you can change at any time for future Purchase Payments. When you make additional Purchase Payments, We will allocate them based on the Investment Allocations of Record in effect on the Business Day We receive the Purchase Payment. Allocation percentages must be in whole numbers. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios in the accumulation period and during the annuity period. See "Expenses--Transaction Fee" for further details. Additionally, if you are participating in an Asset Allocation program, the Dollar Cost Averaging Program or the GMWB rider is in effect for your Contract, allocation restrictions apply. These restrictions are described in the "Asset Allocation and Other Strategic Programs" and the "Guaranteed Minimum Withdrawal Benefit (GMWB)--Asset Allocation Program Requirement" sections of this prospectus.

  Once We receive your Purchase Payment and the necessary information, We will issue your Contract and allocate your first Purchase Payment within 2 Business Days. If you do not provide Us all of the information needed, We will contact you. If for some reason We are unable to complete this process within 5 Business Days, We will either send back your money or get your permission to keep it until We get all of the necessary information. The method of payment (e.g., check, wire transfer, electronic funds transfer) may affect when your Purchase Payment is received by Us. If you add more money to your Contract by making additional Purchase Payments, We will credit these amounts to your Contract as of the Business Day We receive your Purchase Payment, or, if the day We receive your Purchase Payment is not a Business Day, on the next Business Day. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. However, certain Investment Portfolios impose transaction cut-off times before the end of the Business Day. We must receive transfer requests involving these Investment Portfolios no later than the time shown below, i.e., 3:45 P.M Eastern Time based on the usual 4:00 P.M. Eastern Time close for those Investment Portfolios listed below with a cut-off 15 minutes before the NYSE close. Any transaction involving a Rydex Investment Portfolio received after the applicable cut-off time set forth in the chart below, including a transfer request involving any other Investment Portfolio not listed or any Investment Portfolio with an earlier cut-off time, will be processed on the next Business Day.

      15 Minutes Before NYSE Close
      The following Rydex Variable Trust Investment Portfolios:

      --------------------------------------------------------------------
      S&P 500 2x      Inverse Dow 2x         Inverse Government
      Strategy        Strategy               Long Bond Strategy
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Inverse Mid-Cap Inverse NASDAQ-100(R)  Inverse Russell
      Strategy        Strategy               2000(R) Strategy
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Inverse S&P 500 Japan 1.25x Strategy   Large-Cap Growth
      Strategy
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Large-Cap       Mid-Cap Growth         Mid-Cap 1.5x
      Value                                  Strategy
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Mid-Cap Value   Nova                   NASDAQ-100(R)
                                             Strategy
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Russell 2000(R) Small-Cap Growth       Small-Cap Value
      1.5 Strategy
      --------------------------------------------------------------------

      30 Minutes Before NYSE Close
      The following Rydex Variable Trust Investment Portfolios:

      --------------------------------------------------------------------
      Banking            Basic Materials             Biotechnology
      --------------------------------------------------------------------
      Commodities
      Strategy
      ----------------

Investment Options
--------------------------------------------------------------------------------

  You may allocate your Purchase Payments to the Sub-accounts during the Accumulation Period and may maintain and transfer Contract Value among the Sub-accounts.

Investment Portfolios
  The Contract offers several Sub-accounts, each of which invests exclusively in an Investment Portfolio listed at the beginning of this prospectus. During the Accumulation Period, money you invest in the Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Investment Portfolios in which those Sub-accounts invest. You bear the investment risk that those Investment Portfolios might not meet their investment objectives. Additional Investment Portfolios may be available in the future. If you elect variable Annuity Payments, during the Annuity Period, the variable portion of your Annuity Payment will vary based on the performance of the Investment Portfolios.

  The Investment Portfolios offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Investment Portfolio or an affiliate of the Investment Portfolio will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Investment Portfolio, the

Investment Portfolio's investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g., a "private label" product), the Company will generally include Investment Portfolios based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

  You should read the prospectuses for these Investment Portfolios carefully. Unless you have opted to receive documents relating to your Contract via U.S. mail, copies of these prospectuses will not be sent to you in paper. They are, however, available at the Website. See Appendix A which contains a summary of investment objectives for each Investment Portfolio.

  The investment objectives and policies of certain of the Investment Portfolios are similar to the investment objectives and policies of other mutual funds managed by the same investment advisers. Although the objectives and policies may be similar, the investment results of the Investment Portfolios may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation that, the investment results of similar funds will be comparable even though the Investment Portfolios have the same investment advisers.

  A significant portion of the assets of certain of the Investment Portfolios come from investors who take part in certain strategic and tactical asset allocation programs. These Investment Portfolios anticipate that investors who take part in these programs may frequently redeem or exchange shares of these Investment Portfolios, which may cause the Investment Portfolios to experience high portfolio turnover. Higher portfolio turnover may result in the Investment Portfolios paying higher levels of transaction costs. Large movements of assets into and out of the Investment Portfolios may also negatively impact an Investment Portfolio's ability to achieve its investment objective. In addition, the extent to which Contracts are owned by investors who engage in frequent redemptions or exchanges involving Investment Portfolios which do not limit such activity may result in more redemption and exchange activity in other Investment Portfolios which impose limits on such activity. The adverse impact, if any, of such activity will be constrained by the limits those other Investment Portfolios impose on frequent redemption or exchange activity. Refer to the Investment Portfolios' prospectuses for more details on the risks associated with any specific Investment Portfolio.

  Shares of the Investment Portfolios are offered in connection with certain variable annuity Contracts and variable life insurance policies of various life insurance companies, which may or may not be affiliated with Us. Certain Investment Portfolios are also sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to you.

Administrative, Marketing and Support Services Fees
  The Company and the principal underwriter for the Contracts have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the Investment Portfolios. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Varible Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the Contracts for providing certain administrative, marketing or other support services to the Investment Portfolios.

  Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.

  The payments are generally based on a percentage of the average assets of each Investment Portfolio allocated to the variable investment options under the Contract or other contracts offered by the Company. The amount of the fee that an Investment Portfolio and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Investment Portfolio. Aggregate fees relating to the different Investment Portfolio may be as much as 0.50% of the average net assets of an Investment Portfolio attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an Investment Portfolio out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable annuity.

  Where the Company does not have an arrangement with an Investment Portfolio to receive payments for the provision of services, Transaction Fee proceeds may be used to pay expenses that the Company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

Voting Rights
  PHL Variable is the legal owner of the Investment Portfolio shares. However, when an Investment Portfolio solicits proxies in conjunction with a vote of its shareholders, We will send you and other owners materials describing the matters to be voted on. You instruct Us how you want Us to vote your shares. When We receive those instructions, We will vote all of the shares We own and those for which no timely instructions are received in proportion to those instructions timely received. This process may result in a small number of contractowners controlling the vote. Should We determine that We are no longer required to follow this voting procedure, We will vote the shares ourselves.

Substitution
  It may be necessary to discontinue one or more of the Investment Portfolios or substitute a new Investment Portfolio for one of the Investment Portfolios you have selected. New or substitute Investment Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will notify you of Our intent to do this. We will obtain any required prior approval from the Securities and Exchange Commission before any such change is made.

Transfers
--------------------------------------------------------------------------------

  You can transfer money among the Investment Portfolios. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios in the accumulation period and during the annuity period. See "Expenses--Transaction Fee" for further details. Transfers may be deferred as permitted or required by law. See "Suspension of Payments or Transfers" section below.

  Transfers During the Accumulation Period. You can make a transfer to or from any Investment Portfolio. Transfers may be made by contacting Our administrative offices or through the Website. Subject to Our administrative rules, including Our Excessive Trading Limits and Short Term Trading Risk described below, you can make an unlimited number of transfers between the Investment Portfolios during the Accumulation Period. We reserve the right to impose a fee for excessive transfers after notifying you. We reserve the right to impose any fees charged by the Investment Portfolios for excessive transfers. The following apply to any transfer during the Accumulation Period:

1.Your request for a transfer must clearly state which Investment Portfolio(s) are involved in the transfer.

2.Your request for transfer must clearly state how much the transfer is for.

3.Your right to make transfers is subject to modification if We determine, in Our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which is considered by Us to be to the disadvantage of other Owners. A modification could be applied to transfers to, or from, one or more of the Investment Portfolios and could include, but is not limited to:

   a.the requirement of a minimum time period between each transfer;
   b.not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or c.limiting the dollar amount that may be transferred between Investment
     Portfolios by an Owner at any one time.

4.We reserve the right, at any time, and without prior notice to any party, to terminate, suspend or modify the transfer privilege during the Accumulation Period.

  Transfers During the Annuity Period. Subject to Our administrative rules, you can make an unlimited number of transfers between the Investment Portfolios during the Annuity Period. We reserve the right to impose a fee for excessive transfers after notifying you. We reserve the right to impose any fees charged by the Investment Portfolios for excessive transfers. We reserve the right, at any time, and without prior to notice to any party, to terminate, suspend or modify the transfer privilege during the Annuity Period.

   This product is not designed for professional market timing organizations. PHL Variable reserves the right to modify (including terminating) the transfer privileges described above.

Excessive Trading Limits
  The Contracts are first and foremost annuity contracts, designed for retirement or other long-term financial planning purposes, and are not designed for market timers or persons that make frequent transfers. The use of such transfers can be disruptive to any underlying Investment Portfolio and harmful to other contract owners invested in the Investment Portfolio.

  We reserve the right to limit transfers in any Contract year, or to refuse any transfer request for an Owner, Registered Representative, Investment Advisor or other third party acting under a Limited Power of Attorney, for any reason, including without limitation, if:

  . We believe, in Our sole discretion, that excessive trading by the Owner, or a specific transfer request, submitted by a third party advisor, or a group of transfer requests, may have a detrimental effect on the Accumulation Unit values of any Sub-account or the share prices of any Investment Portfolio or would be detrimental to other Owners; or

  . We are informed by one or more Investment Portfolios that they intend to restrict the purchase of Investment Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of Investment Portfolio shares; or

  . the requested transaction violates Our administrative rules designed to detect and prevent market timing.

  The restrictions imposed may include, but are not limited to, restrictions on transfers (e.g., by not processing requested transfers, limiting the number of transfers allowed, and/or the dollar amount, requiring holding periods, allowing transfer requests by U.S. Mail only, etc.) or even prohibitions on them for particular owners who, in Our view, have abused or appear likely to abuse the transfer privilege. Any holding period We impose will apply only to transfers and not to redemptions.

  We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners. These excessive trading limits apply to all owners. However, using Our processes and procedures, We may not detect all market timers, prevent frequent transfers, or prevent harm caused by excessive transfers.

  Short-Term Trading Risk. Frequent exchanges among Investment Portfolios by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund's performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund's net asset value.

  The insurance-dedicated mutual funds available through the Investment Portfolios are also available in products issued by other insurance companies. These funds carry a significant risk that short-term trading may go undetected. The funds themselves generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by contract owners.

  As outlined below, We have adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. The difficulty in detecting market timing activity may have the effect of allowing some to engage in market timing while preventing others. Please review the underlying funds' prospectuses for specific information about the funds' short-term trading policies and risks.

  We have adopted policies and procedures with respect to frequent transfers. These policies apply to all Investment Portfolios except for Investment Portfolios that contain disclosure permitting active trading. As of the date of this prospectus, the only Investment Portfolios which permit active trading are those of the Rydex Variable Trust with the exception of those listed in the following table. This list may change any time without notice.

-------------------------------------------------------------------------------
Rydex Sector              Rydex Absolute             Rydex Multi-Cap
Rotation                  Return Strategies          Core Equity
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Rydex Hedged
Equity
--------------------------

  Pursuant to these policies, We block trades that are the second transaction in a purchase and sale or sale and purchase involving the same Investment Portfolio in less than seven (7) days (or whatever greater time period is required by the Investment Portfolio). As of the date of this prospectus, We impose longer hold periods for the funds set forth in the following table:


                                  30 Day Hold
          -----------------------------------------------------------
          Fidelity VIP          Fidelity VIP       Fidelity VIP
          Balanced Portfolio    Contrafund(R)/     Disciplined Small
                                /Portfolio         Cap Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Fidelity VIP          Fidelity VIP       Fidelity VIP
          Dynamic Capital       Equity-Income      Growth & Income
          Appreciation          Portfolio          Portfolio
          Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Fidelity VIP Growth   Fidelity VIP       Fidelity VIP High
          Opportunities         Growth Portfolio   Income Portfolio
          Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Fidelity VIP          Fidelity VIP       Fidelity VIP Mid
          International Capital Investment Grade   Cap Portfolio
          Appreciation          Bond Portfolio
          Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Fidelity VIP          Fidelity VIP Real  Fidelity VIP
          Overseas Portfolio    Estate Portfolio   Strategic Income
                                                   Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Fidelity VIP Value    Fidelity VIP Value Fidelity VIP Value
          Leaders Portfolio     Strategies         Portfolio
                                Portfolio
          -----------------------------------------------------------
          -----------------------------------------------------------
          Rydex Absolute        Rydex Hedged       Rydex Multi-Cap
          Return Strategies     Equity             Core Equity
          -----------------------------------------------------------
          -----------------------------------------------------------
          Rydex Sector
          Rotation
          ----------------------



                                  60 Day Hold
             -----------------------------------------------------
             Vanguard Total       Vanguard Short- Vanguard
             Bond Market Index    Term Investment Balanced
             Portfolio            Grade Portfolio Portfolio
                                  (Short Term
                                  Corporate)
             -----------------------------------------------------
             -----------------------------------------------------
             Vanguard             Vanguard Equity Vanguard Small
             Diversified Value    Index Portfolio Company Growth
             Portfolio                            Portfolio (Small
                                                  Cap Growth)
             -----------------------------------------------------
             -----------------------------------------------------
             Vanguard             Vanguard Total  Vanguard Capital
             International        Stock Market    Growth Portfolio
             Portfolio            Index Portfolio
             -----------------------------------------------------
             -----------------------------------------------------
             Ibbotson Balanced    Ibbotson Growth Ibbotson
             ETF Asset            ETF Asset       Conservative ETF
             Allocation Portfolio Allocation      Asset Allocation
                                  Portfolio       Portfolio
             -----------------------------------------------------
             Ibbotson Income      Third Avenue
             and Growth ETF       Value
             Asset Allocation
             Portfolio
             -------------------------------------

                                  90 Day Hold
             -----------------------------------------------------
             Janus Aspen          Janus Global    Janus Mid Cap
             Balanced                             Growth
             -----------------------------------------------------


  This list may change at any time without notice. If only one portion of a transfer request involving multiple Investment Portfolios violates Our policy, the entire transfer request is blocked.

  We monitor transfers and impose these rules across multiple Contracts owned by the same owner. Thus, if you own two Contracts and make a purchase in an Investment Portfolio in Contract 1, you will have to wait at least seven
(7) days (or such greater time period as set forth in the table above) to make a sale in the same Investment Portfolio in Contract 2. With the exception of contributions to, and withdrawals from, the Contract, all transfers are monitored, including without limitation, systematic transfers such as dollar cost averaging and rebalancing. Transactions are not monitored if they are scheduled at least 7 days in advance. Hold periods apply only to transfers and not to redemptions. If you (or your agent's) Website transfer request is restricted or denied, We will send notice via U.S. Mail.

Asset Allocation and Other Strategic Programs
  Several Asset Allocation and other strategic programs are available for use with the Contract. Except for custom asset allocation programs for which your advisor may charge a program fee, there is currently no separate fee to participate in these programs. If you elect the GMWB rider for your contract, you must participate in an Approved Asset Allocation program as described below. Details about when programs can be elected, how they are terminated, and whether multiple programs can be used concurrently are provided below.

Dollar Cost Averaging Program
  The Dollar Cost Averaging Program (DCA Program) allows you to systematically transfer a set amount either monthly, quarterly, semi-annually or annually. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, this is not guaranteed.

  Subject to Our administrative procedures, you may select the Business Day when dollar cost averaging transfers will occur. You can sign up for the DCA Program for a specified time period. The DCA Program will end when the value in the Investment Portfolio(s) from which you are transferring is zero. A transfer request will not automatically terminate the DCA Program.

  There is no additional charge for the DCA Program. We reserve the right, at any time and without prior notice, to terminate, suspend or modify the DCA Program. The DCA Program may vary by state. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. For further information, see "Expenses--Transaction Fee". You should note that if the DCA Program utilizes Transaction Fee portfolios there may be significant Transaction Fees imposed.

  Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Dollar cost averaging involves continuous investment in the selected Investment Portfolio(s) regardless of fluctuating price levels of the Investment Portfolio(s). You should consider your financial ability to continue the dollar cost averaging program through periods of fluctuating price levels.

Rebalancing Program
  Once your money has been allocated among the Investment Portfolios, the performance of each Investment Portfolio may cause your allocation to shift. You can direct Us to automatically rebalance your Contract to return to your Investment Allocations of Record or some other allocation of your choosing by selecting Our Rebalancing Program. When you elect the Rebalancing Program, you must specify the date on which you would like the initial rebalancing to occur and the frequency of the rebalancing (i.e. quarterly, semi-annually or annually). We will measure the rebalancing periods from the initial rebalancing date selected. You must use whole percentages in 1% increments for rebalancing. You can discontinue the Rebalancing Program at any time. You can modify rebalancing percentages for future rebalancing by submitting your request prior to the next rebalancing date. Currently, there is no charge for participating in the Rebalancing Program. We reserve the right, at any time and without prior notice to impose a fee, or to terminate, suspend or modify this program. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. For further information, see "Expenses--Transaction Fee".

  Example: Assume that you want your initial Purchase Payment split between 2 Investment Portfolios. You want 40% to be in the Fixed Income Investment Portfolio and 60% to be in the Growth Investment Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly.
At the end of the first quarter, the Fixed Income Investment Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, PHL Variable would sell some of your units in the Fixed Income Investment Portfolio to bring its value back to 40% and use the money to buy more units in the Growth Investment Portfolio to increase those holdings to 60%.

Asset Allocation Programs
  Asset allocation programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). You should note that you must participate in an Approved Asset Allocation Program if you have purchased the GMWB for your contract.

  PHL Variable understands the importance to you of having advice from a financial advisor regarding your investments in the Contract. Certain investment advisors may make arrangements with Us to make their services available to you and We may approve an asset allocation model you and your advisor bring to us. PHL Variable has not made any independent investigation of these investment advisors and is not endorsing asset allocation programs offered by various advisors. We reserve the right, at any time and without prior notice to discontinue or suspend these programs.

  If you elect to participate in the Approved Asset Allocation Program, you may be required to enter into an advisory agreement with your Investment Advisor to have investment advisory fees paid out of your Contract during the Accumulation Period. PHL Variable will, pursuant to an agreement with you, make a partial withdrawal from the value of your Contract to pay for the services of your Investment Advisor. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution and may be included in gross income for federal tax purposes. Further, if you are under age 59 1/2 it may be subject to a tax penalty. If the Contract is qualified, the withdrawal for the payment of fees may not be treated as a taxable distribution if certain conditions are met. You should consult a tax advisor regarding the tax treatment of the payment of investment advisor fees from your Contract.

Approved Asset Allocation Program
  If you purchase a contract with GMWB, you must also elect the Approved Asset Allocation program described below on the Contract Date. Otherwise, you may elect the program at any time. We may discontinue, modify or amend this program as well as offer new programs in the future.

..  Ibbotson ETF Allocation Series

  The Ibbotson ETF Asset Allocation Series are "funds of funds" that invest in securities of exchange-traded funds ("ETF"s) based on certain target percentages. The series were designed based on asset allocation models developed by Ibbotson Associates and are intended to provide various levels of potential return. Periodically, Ibbotson Associates may recommend the rebalancing of a Portfolio's assets among underlying ETFs to meet the target allocations. The options approved for use are:

..  Conservative ETF Asset Allocation Portfolio

..  Income and Growth ETF Asset Allocation Portfolio

..  Balanced ETF Asset Allocation Portfolio

..  Growth ETF Asset Allocation Portfolio

Expenses
--------------------------------------------------------------------------------

  There are charges and other expenses associated with the Contract that reduce the return on your investment in the Contract. These charges and expenses are:

Subscription Fee
  We charge the Subscription Fee regardless of the amount of your Contract Value. This fee is used to reimburse Us for Our various expenses in establishing and maintaining the contracts. This fee is deducted from the money market Investment Portfolios you are invested in, pro rata. If you have less than $20 invested in the money market Investment Portfolios, then the remaining amount will be deducted from your non-money market Investment Portfolios, pro rata. We will deduct the Subscription Fee each month during the Accumulation Period and the Annuity Period. We also impose the fee at death and upon full surrender of the Contract.

Guaranteed Minimum Withdrawal Benefit Fee
  If the Guaranteed Minimum Withdrawal Benefit is part of your contract, We will deduct a fee. This fee is used to guarantee this benefit. The fee is deducted on each Contract Anniversary that this benefit is in effect. If this benefit terminates on a date other than the Contract Anniversary for any reason other than death or commencement of Annuity Payments, a pro rated portion of the fee will be deducted. The fee will be deducted from the total Contract Value with each Sub-account bearing a pro rata share of such fee based on the proportionate Contract Value of each Sub-account. We will waive the fee if the benefit terminates due to death or commencement of Annuity Payments. Should any of the Sub-accounts be depleted, We will proportionally increase the deduction from the remaining Sub-accounts unless We agree otherwise.

  The fee is equal to a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee percentage for your Contract will be shown on the rider specifications pages and is based on your election of a single life benefit or a spousal life benefit. We may increase the fee percentage; however, it will never exceed a maximum of 3.00%.

Transaction Fee
  The Company imposes a Transaction Fee, in the amounts shown in the table below, for contributions, including initial purchase payments, and transfers into and withdrawals and transfers out of certain Investment Portfolios, including partial or complete withdrawals. This fee is used to recoup the cost of administering the transaction. The Transaction Fee will also apply to transactions in certain Investment Portfolios in connection with asset allocation, dollar cost averaging and systematic withdrawal programs. A listing of the Investment Portfolios for which the Company imposes a Transaction Fee is provided below, and is also available at the Company's Website or upon request. The Transaction Fee is waived for redemptions required for payment of the Subscription Fee or fees charged by any Investment Advisor you hire. Transaction Fees are charged twice--once for the transfer out, and once for the transfer in--when transferring between two Investment Portfolios that impose Transaction Fees. The Transaction Fee will be deducted first from the Investment Portfolios affected, then pro-rata first from the balance of any money market portfolio(s), and then pro-rata from the balance of any other portfolio(s). If approved by Us, you may elect to have these fees charged to your Investment Advisor, rather than deducted from your Contract. In the event We agree to this, but the applicable Transaction Fees are not paid within thirty (30) days by your Investment Advisor, We reserve the right to deduct the applicable Transaction Fees from your Contract. All applicable Transaction Fees are deducted from your Contract upon a request for full surrender.

            Transactions 1-10 per Contract year  $49.99\transaction
            Transactions 11-20 per Contract year $39.99\transaction
            Transactions 21-30 per Contract year $29.99\transaction
            Transactions 31+ per Contract year   $19.99\transaction


  Unless prohibited by state law or regulation, the Company may increase the Transaction Fee, or modify the table above. However, the Transaction Fee will never be greater than $74.99 for a single transfer.

  The Company charges the Transaction Fee for transfers into and transfers and withdrawals out of all Vanguard Portfolios, which include the following:

                      Transaction Fee Portfolios
-----------------------------------------------------------------------
Vanguard Total Bond Market            Vanguard Short- Vanguard Balanced
Index Portfolio                       Term Investment Portfolio
                                      Grade Portfolio
                                      (Short Term
                                      Corporate)
-----------------------------------------------------------------------
Vanguard Diversified Value Portfolio  Vanguard Equity Vanguard Small
                                      Index Portfolio Company Growth
                                                      Portfolio (Small
                                                      Cap Growth)
-----------------------------------------------------------------------
Vanguard International Portfolio      Vanguard Total  Vanguard Capital
                                      Stock Market    Growth Portfolio
                                      Index Portfolio
-----------------------------------------------------------------------

  This list may change at any time without notice. The Investment Portfolios for which the Company charges a Transaction Fee may not be available in all states.

Investment Portfolio Expenses
  There are deductions from and expenses paid out of the assets of the various Investment Portfolios, which are described in the Investment Portfolio prospectuses. The Investment Portfolio Expenses are included as part of Our calculation of the value of the Accumulation Units and the Annuity Units. We reserve the right to charge transfer fees imposed by the Investment Portfolios for excessive transfers.

Transfer Fee
  Other than any applicable Transaction Fees described above, We impose no transfer fee for transfers made during the Accumulation Period or Annuity Period. We reserve the right to impose a fee, not to exceed $25, for excessive transfers after notifying You in advance. In the event that We impose transfer fees, if you sell one Investment Portfolio and use those proceeds to purchase another Investment Portfolio We will impose one fee, not to exceed $25.00. Any such fee would be used to recoup the cost of administering the transfer.

Premium Taxes
  Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the Contract Value for them. These taxes are due either when the Contract is issued or when Annuity Payments begin. It is Our current practice to deduct these taxes when Annuity Payments begin. PHL Variable may in the future discontinue this practice and assess the charge when the tax is due. Premium taxes currently range from 0% to 3.5%, depending on the jurisdiction. For a list of states and taxes, see "Appendix B."

Income Taxes
  PHL Variable may deduct from the Contract for any income taxes which We incur because of the Contract. At the present time, We are not making any such deductions.

Contract Value
Your Contract Value is the sum of your assets in the Sub-accounts of the Separate Account. The value of any assets in the Sub-accounts(s) will vary depending upon the investment performance of the Investment Portfolio(s) you choose. In order to keep track of your Contract Value in a Sub-account, We use a unit of measure called an Accumulation Unit. During the Annuity Period of your Contract We call the unit an Annuity Unit. Your Contract Value is affected by the investment performance of the Investment Portfolios, the expenses of the Investment Portfolios and the deduction of fees and charges under the Contract.

Accumulation Units
  Every Business Day, We determine the value of an Accumulation Unit for each of the Investment Portfolios by multiplying the Accumulation Unit value for the previous Business Day by a factor for the current Business Day. The factor is determined by dividing the value of a Sub-account share at the end of the current Business Day (and any charges for taxes) by the value of a Sub-account share for the previous Business Day.

  The value of an Accumulation Unit may go up or down from Business Day to Business Day.

  When you make a Purchase Payment, We credit your Contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Sub-account, less any applicable Transaction Fees described above, by the value of the Accumulation Unit for that Sub-account on that Business Day. When you make a withdrawal, We deduct Accumulation Units from your Contract representing the withdrawal. We also deduct Accumulation Units when We deduct certain charges under the Contract. Whenever We use an Accumulation Unit value, it will be based on the value next determined after receipt of the request or the Purchase Payment.

  We calculate the value of an Accumulation Unit for each Sub-account after the New York Stock Exchange closes each Business Day and then credit your Contract.

  Example: On Wednesday We receive an additional Purchase Payment of $10,000 from you. You have told Us you want this to go to the Balanced Portfolio Investment Portfolio, which is not a Transaction Fee Investment Portfolio. When the New York Stock Exchange closes on that Wednesday, We determine that the value of an Accumulation Unit for the Balanced Portfolio Sub-account is $12.50. We then divide $10,000 by $12.50 and credit your Contract on Wednesday night with 800 Accumulation Units for the Balanced Portfolio Sub-account.

Access To Your Money
  You can have access to the money in your Contract:

1.by making a withdrawal (either a partial or a complete withdrawal);

2.by electing to receive Annuity Payments; or

3.when a death benefit is paid to your Beneficiary.

  Withdrawals can only be made during the Accumulation Period.

  When you make a complete withdrawal, you will receive the Contract Value on the Business Day you made the withdrawal, less any premium tax, less any pro rata Subscription fees and less any applicable Transaction Fees.

  You must tell Us which Investment Portfolios you want a partial withdrawal to come from. Under most circumstances, the amount of any partial withdrawal from any Investment Portfolio must be for at least $500. There is no minimum required if the partial withdrawal is pursuant to Our Systematic Withdrawal Program (see below). The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. For further information, see "Expenses--Transaction Fee".

  PHL Variable will pay the amount of any withdrawal from the Investment Portfolios within 7 days of your request in good order unless the Suspension of Payments or Transfers provision (see below) is in effect.

  A withdrawal may result in tax consequences (including an additional 10% tax penalty under certain circumstances).

Systematic Withdrawal Program
  The Systematic Withdrawal Program allows you to receive automatic payments either monthly, quarterly, semi-annually or annually. Subject to Our administrative procedures, you can instruct Us to withdraw a specific amount, which can be a percentage of the Contract Value, or a dollar amount. All systematic withdrawals will be withdrawn from the Investment Portfolios on a pro-rata basis, unless you instruct Us otherwise. You may elect to end the Systematic Withdrawal Program by notifying Us prior to the next systematic withdrawal. The Systematic Withdrawal Program will terminate automatically when the Contract Value is exhausted. We do not currently charge for the Systematic Withdrawal Program. The Company imposes a Transaction Fee for contributions and transfers into and withdrawals and transfers out of certain Investment Portfolios. For further information, see "Expenses--Transaction Fee". You should note that if the Systematic Withdrawal Program utilizes Transaction Fee portfolios there may be significant Transaction Fees imposed.

  Income taxes, tax penalties and certain restrictions may apply to systematic withdrawals.

Suspension of Payments or Transfers
  We may be required to suspend or postpone withdrawals or transfers for any period when:

1.the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.trading on the New York Stock Exchange is restricted;

3.an emergency exists as a result of which disposal of shares of the Investment
  Portfolios is not reasonably practicable or We cannot reasonably value the shares of the Investment Portfolios;

4.during any other period when the SEC, by order, so permits for the protection of owners.

  If mandated under applicable law, We may be required to reject a Purchase Payment and/or otherwise block access to an owner's Contract and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. Once blocked, monies would be held in that Contract until instructions are received from the appropriate regulator.

Guaranteed Minimum Withdrawal Benefit (GMWB)
--------------------------------------------------------------------------------

  Subject to state approval, We offer a Guaranteed Minimum Withdrawal Benefit by rider attached to the Contract at issue. The rider can be issued to cover a single life, the "Single Life Option", or to cover the lives of two spouses, the "Spousal Life Option". The GMWB has a separate charge, is subject to restrictions and limitations described below, and may not provide any benefit to you under certain market conditions. You should review the rider carefully to be sure the benefit is something you want and should review the rider with your financial advisor.

  The GMWB guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. The GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. However, withdrawals prior to the Benefit Eligibility Date (the date your lifetime Annual Benefit Amount is available to you) will reduce your Benefit Base. You will not lose the guarantee if you don't make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals, income taxes, tax penalties or Transaction Fees may apply. A fee for this benefit is deducted on each Contract Anniversary. See the "Guaranteed Minimum Withdrawal Benefit Fee" in the Fee Tables section and refer to "Deductions and Charges" above.

  Currently We allow you to elect GMWB only on the Contract Date and only if you are 85 years old or younger. We may remove these restrictions in the future.

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

Asset Allocation Program Requirement
  If you purchase GMWB, you must select one of the Approved Asset Allocation programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may switch your current program or option to another approved Asset Allocation program, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

  Descriptions of the programs are found in "Asset Allocation," above.

How the Benefit Works
  GMWB guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the Annual Benefit Amount, until the first death of any Covered Person if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect, even if your Contract Value reduces to zero.

Important Terms and Conditions
  .  Benefit Eligibility Date

  The Benefit Eligibility Date is the date your lifetime Annual Benefit Amount is available to you.

  The Benefit Eligibility Date when the Single Life Option is in effect is the later of the date that this rider is added to the contract (the "Rider Date") and the Contract Anniversary on or following the date the youngest Covered Person attains age 60.

  The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the Rider Date or the Contract Anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a) the Contract Anniversary following the spouse's date of death, and
(b) the Contract Anniversary on or following the date the surviving spouse attains age 65.

  .  Covered Person

  The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

  .  Single Life Option

  Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all Annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

  .  Spousal Life Option

  Covered Persons must be two legal spouses under Federal law. If there is only one designated owner, the Covered Persons must be the owner and the owner's spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.

  .  Benefit Base

  We determine the Benefit Base. The Benefit Base is used in calculating the Annual Benefit Amount. On the Rider Date, the Benefit Base equals the Contract Value. We will then recalculate the Benefit Base whenever any event described below occurs. The Maximum Benefit Base is shown on the Rider Specifications page of your Contract. The Benefit Base will never exceed the Maximum Benefit Base.

Additional Purchase Payments
  Purchase Payments made to the Contract during the 90-day period following the Rider Date (the "Inception Period"), increase the Benefit Base by the amount of the Purchase Payment on the Business Day We apply the payment, Additional Purchase Payments made after the Inception Period do not affect the Benefit Base. (See Appendix C--Guaranteed Minimum Withdrawal Benefit Examples ("Appendix C"), Example 1.)

Contract Anniversary (Automatic Step-Up Date)
  The Automatic Step-Up Date is every Contract Anniversary following the Rider Date. On each Automatic Step-Up Date, if applicable, We will compare the Contract Value to the Benefit Base. If the Contract Value is greater than the Benefit Base, We will automatically step-up the Benefit Base to equal the Contract Value, subject to the Maximum Benefit Base. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

  We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 3.00%. If there is an increase in the fee percentage, We will notify you at least 30 days prior to the Contract Anniversary. You can decline the increase by contacting Us no later than seven days prior to the Contract Anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After We receive your request for reactivation, the Automatic Step-up will resume on the following Contract Anniversary and the fee percentage effective at that time will apply. (See Appendix C, Example 2)

Withdrawals* Prior to Benefit Eligibility Date
  Prior to the Benefit Eligibility Date, any withdrawal, including withdrawals taken to meet Required Minimum Distributions, will reduce the Benefit Base in the same proportion as the Contract Value is reduced. (See Appendix C, Examples 3, 4 and 5)

Withdrawals* On or After Benefit Eligibility Date
  If withdrawals are made from the Contract Value on or after the Benefit Eligibility Date, the Benefit Base may be reduced, depending on the amount of the withdrawal. (See Appendix C, Example 6)

  . If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

  . If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that Contract Year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

  . Withdrawals taken to meet Required Minimum Distributions with respect to this specific contract will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

   Required Minimum Distribution means the amount defined by the Internal Revenue Code as the minimum distribution requirement that applies to this Contract only.

*Withdrawals
  The Subscription Fee, Transaction Fees, Transfer Fees, the GMWB fee, and any fees up to 1.50% of the Contract Value charged by any Financial Advisor you hire will not be considered withdrawals for the purposes of calculating the values under the GMWB and will not reduce the Benefit Base. However, any Advisor Fees in excess of 1.50% of the Contract Value and any other fees or charges will be considered withdrawals and may reduce the Benefit Base.

  .  Annual Benefit Amount

  If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value decreases to zero, the Annual Benefit Amount represents the annual lifetime amount We will pay you under a GMWB Option.

  Prior to the Benefit Eligibility Date, the Annual Benefit Amount is equal to zero. On the Benefit Eligibility Date, the Annual Benefit Amount is equal to 5% multiplied by the Benefit Base. The Annual Benefit Amount is recalculated on the date of each Purchase Payment during the Inception Period, on each Rider Anniversary following the Benefit Eligibility Date and on the date the Contract Value decreases to zero. On the date of any recalculation, the Annual Benefit amount is equal to 5% multiplied by the Benefit Base. The Annual Benefit Amount may never be less than zero.

Contract Value Decreases to Zero
  On the date the Contract Value decreases to zero, the Contract terminates and all rights under the Contract and the rider terminate other than as described below. We will pay you an amount each year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if the monthly payment would otherwise be less than Our minimum payment requirement.

  If the Contract Value decreases to zero before the Benefit Eligibility Date, We will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to the Annual Benefit Percentage multiplied by the Benefit Base at the time the Contract Value decreases to zero. Monthly payments, however, will not commence until one month after the Benefit Eligibility Date.

  If the Contract Value decreases to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value decreases to zero.

Cancellation
  You may cancel the rider at any time in writing in a form acceptable to Us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed since the last Contract Anniversary. Past rider fees will not be refunded.

Termination of Benefit
  This benefit will terminate without value on the occurrence of any of the following dates:

  . the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option;

  . the date there is a change of contract Owner or Joint Owner (or Covered Person if any Owner is a non-natural person);

  .  the Annuity Date;

  .  the date the Contract to which this benefit is attached terminates;

  .  the date any investment restriction is violated;

  . the date both the Contract Value and Benefit Base have been reduced to zero; or

  .  the date the Contract Owner(s) elect in writing to terminate the benefit.

Death Benefit
--------------------------------------------------------------------------------

Upon Your Death During the Accumulation Period
  If you, or your Joint Owner, die before Annuity Payments begin, We will pay a death benefit to your Beneficiary. If you have a Joint Owner, the surviving Joint Owner will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

  The Contract Value for purposes of calculating any Death Benefit Amount will be determined as of the Business Day We receive due proof of death and an election for the payment method (see below). After the Death Benefit Amount is calculated, it will remain in the Investment Portfolios until distribution begins. Until We distribute the Death Benefit Amount, the Death Benefit Amount in the Investment Portfolios will be subject to investment risk, which is borne by the Beneficiary. If you designate multiple beneficiaries, upon payment of the Death Benefit Amount to the first beneficiary, the remaining Death Benefit Amount will be placed in a money market account until We receive an election for the payment of the remaining Death Benefit Amount.

Death Benefit Amount During the Accumulation Period
  The Death Benefit Amount will be the Contract Value, less the applicable portion of the Subscription Fee and any applicable Transaction Fees, at the time We receive due proof of death and a payment election.

Payment of the Death Benefit During the Accumulation Period
  For contracts issued not in connection with qualified plans or IRAs, all death benefits will be paid so as to comply with section 72(s) of the Internal Revenue Code. Unless already selected by you, a Beneficiary must elect to have the Death Benefit Amount paid under one of the options described below in the event of the death of the Owner or Joint Owner during the Accumulation Period, (including, without limitation, non-qualified stretch options).

  Option 1--lump sum payment of the Death Benefit Amount; or

  Option 2--the payment of the entire Death Benefit Amount within 5 years of the date of death of the Owner or Joint Owner; or

  Option 3--payment of the Death Benefit Amount under an Annuity Option over the lifetime of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within 1 year of the date of the death of the Owner or any Joint Owner.

  Unless you have previously designated one of the payment options above, a Beneficiary who is a spouse of the deceased Owner may elect to:

   . continue the Contract in his or her own name at the then current Death Benefit Amount;

   .   elect a lump sum payment of the Death Benefit Amount; or

   .   apply the Death Benefit Amount to an Annuity Option.

  If a lump sum payment is requested, the Death Benefit Amount will be paid within 7 days, unless the Suspension of Payments provision is in effect. Payment to the Beneficiary, in any other form than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by Us of due proof of death. If the spouse elects to continue the Contract, the Death Benefit Amount otherwise payable will be the initial Purchase Payment for the purpose of determining benefits under the Contract for the continuing spouse.

Death of Contract Owner During the Annuity Period
  If you or a Joint Owner, who is not the Annuitant, dies during the Annuity Period, any remaining Annuity Payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner's or Joint Owner's death. Upon the Owner's death during the Annuity Period, the Beneficiary becomes the Owner. Upon the death of any Joint Owner during the Annuity Period, the surviving Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

Death of Annuitant
  If the Annuitant, who is not an Owner or Joint Owner, dies during the Accumulation Period, you, the Owner, will automatically become the Annuitant. A change of Annuitant by the Owner may result in a taxable event. You may designate a new Annuitant subject to Our approval. If the Owner is a non-natural person (for example, a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

  Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as provided for in the Annuity Option selected. The death benefit will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

Annuity Payments (The Annuity Period)
--------------------------------------------------------------------------------

  Under the Contract you can receive regular income payments. We call these payments Annuity Payments. You can choose the date on which the Annuity Payments begin. We call that date the Annuity Date. The Annuitant is the person whose life We look to when We determine Annuity Payments.

  You can select any Annuity Date provided it is a date after the end of the Free Look Period. The Annuity Date must be at least two (2) years after the Contract Date, but may not be later than the maximum date permitted under applicable state law.

  For a Contract held as an IRA, the Annuity Date may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.

  You can also choose among income plans. We call those Annuity Options. You can select an Annuity Option. You can change it at any time prior to 30 days before the Annuity Date. If you do not choose an Annuity Option, We will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

  During the Annuity Period, you can choose to have fixed Annuity Payments (these payments will come from PHL Variable's general account), variable Annuity Payments (these payments will be based on the performance of the Investment Portfolios) or a combination of both. If you choose a fixed Annuity Option, your Account Value is placed in Our general account. Our general account is not registered under the federal securities laws and it is generally not subject to its provisions. If you choose a fixed Annuity Option, the minimum guaranteed interest rate is not less than that disclosed in your Contract. See your Contract for more information regarding the Fixed Account. If you do not tell Us otherwise, your Annuity Payments will be based on the investment allocations that were in place on the Annuity Date.

Annuity Payment Amount
  If you choose to have any portion of your Annuity Payments based on the performance of the Investment Portfolio(s), the dollar amount of your Annuity Payment will depend upon:

   1)the Contract Value or the Death Benefit Amount (if the Annuity Option is selected to pay the Death Benefit Amount) applied to an Annuity Option on the Annuity Date;

   2)the 3% or 5% (as you selected) assumed investment rate (AIR) performance used in the annuity table for the Contract;

   3)the performance of the Investment Portfolio(s) you selected, less any applicable Transaction Fees; and

   4)the Annuity Option you select.

  For contracts held in connection with an IRA or qualified plan, there are required minimum distribution requirements in Code section 401(a)(9).

  No Transaction Fees are imposed when We make withdrawals to fund an Annuity Payment. Transaction Fees are incurred if you instruct Us to transfer money into or transfer money out of Investment Portfolio(s) upon which We impose Transaction Fees. For further information, see "Expenses--Transaction Fee".

  You can choose either a 3% or a 5% assumed investment rate (AIR). If the actual performance exceeds the 3% or 5% (as you selected) AIR, your Annuity Payments will increase. Similarly, if the actual performance is less than 3% or 5% (as you selected) AIR, your Annuity Payments will decrease. Using a higher AIR results in a higher initial Annuity Payment, but later Annuity Payments will increase more slowly when the investment performance rises and decrease more rapidly when investment performance decreases.

  On the Annuity Date, the Contract Value, less any premium tax, less the applicable Subscription Fee and less any applicable Transaction Fees will be applied under the Annuity Option you selected.

  Annuity Payments are made monthly unless you have less than $5,000 to apply toward purchasing an Annuity Option. In that case, We may make a single lump sum payment to you instead of Annuity Payments. Likewise, if your Annuity Payments would be less than $50 a month, We have the right to change the frequency of payments so that your Annuity Payments are at least $50.

  Unless you notify Us otherwise, We will pay the Annuity Payments to you. You can change the payee at any time prior to the Annuity Date. Income from any distribution will be reported to you for tax purposes.

Annuity Options
  You can choose one of the following Annuity Options or any other Annuity Option which is acceptable to Us. After Annuity Payments begin, you cannot change the Annuity Option.

  Option 1. Income for Life. We will pay monthly Annuity Payments during the lifetime of the Annuitant. We will stop making payments when the Annuitant dies.

  Option 2. Income For Life With Payment Guaranteed for a Fixed Number of Years. We will make monthly Annuity Payments so long as the Annuitant is alive. However, when the Annuitant dies, if We have made Annuity Payments for less than the guaranteed period you selected (5, 10 or 20 years), We will then continue to make Annuity Payments to the Beneficiary for the rest of the guaranteed period. Annuity Payments to the Beneficiary will be made at least as rapidly as under the method of payment being used at the time of the Annuitant's death. However, after the Annuitant dies, the Beneficiary may elect to receive a single lump sum payment which will be equal to the present value of the remaining Annuity Payments (as of the date of proof of death) discounted at the assumed investment rate (AIR) for a variable Annuity Option.

  Option 3. Income for a Specified Period. We will make monthly Annuity Payments for a fixed period of time (3 to 20 years). When the Annuitant dies, any amount remaining will be paid to the Beneficiary. Annuity Payments to the Beneficiary will be made at least as rapidly as under the method of payment being used at the time of the Annuitant's death. However, the Beneficiary may elect to receive a single lump sum payment which will be equal to the present value of the remaining Annuity Payments (as of the date of proof of death) discounted at the assumed investment rate (AIR) for a variable Annuity Option.

  Option 4. Joint and Survivor Income for Life. We will make monthly Annuity Payments so long as the Annuitant and a joint Annuitant are both alive. When either of these people die, the amount of the Annuity Payments We will make to the survivor can be equal to 100%, 66 2/3% or 50% of the amount that We would have paid if both were alive.

Taxes
--------------------------------------------------------------------------------

  Note: PHL Variable has prepared the following information on taxes as a general discussion of the subject. Further information on taxes is contained in the Statement of Additional Information. It is not intended as tax advice to any specific individual. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract. You should consult your tax adviser about your own circumstances.

Annuity Contracts in General
  When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Contracts entered into as part of an Individual Retirement Account (IRA) are also treated, in many respects, the same as qualified contracts.

Tax Status of the Contracts
  Federal Income Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

  Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the Variable Account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Investment Portfolio in which it invests, will satisfy these diversification requirements.

  Investor Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. While We believe that the Contracts do not give owners investment control over Variable Account assets, We reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the Variable Account assets supporting the Contract.

  Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

  Distributions from a Section 403(b) Tax Sheltered Annuity, Individual Retirement Annuity, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. Distributions may be paid in a lump sum or in substantially equal payments over periods of time specified in the Code and applicable Treasury Regulations. The rules for Roth IRAs do not require distributions to begin during the Owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

  If the Owner dies before the required beginning date (in the case of a Section 403(b) Tax Sheltered Annuity, Individual Retirement Annuity, SEP IRA or Simple IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution periods, which are discussed in the Statement of Additional Information.

  For Individual Retirement Annuities, SEP IRAs and Simple IRAs, all or a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments, if any, exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an Individual Retirement Annuity, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non-taxable distributions for all years, and the total balance of all Individual Retirement Annuities, SEP IRAs or Simple IRAs. Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions".

  We are responsible for reporting to the Internal Revenue Service the total balance of each qualified plan and IRA on a yearly basis. We are also responsible for reporting the amount of each distribution. Copies of these information returns are sent to the Contract owner.

  Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts
  Non-Natural Person. If a non-natural person (e.g., a corporation or certain trusts) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the Contract value over the investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective

Owner that is not a natural person should discuss these with a tax adviser.

  The following discussion generally applies to Contracts owned by natural persons.

  Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract value immediately before the distribution over the Owner's investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Under this formula, for non-annuity payment withdrawals, all of the income in a contract is subject to tax before there is any return of the Owner's investment. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

  Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  .  made on or after the taxpayer reaches age 59 1/2;

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled; or

  . made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

  Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each Annuity Payment is subject to tax as ordinary income.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

  Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

  Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. For qualified plans, this election out of withholding may not be available for certain distributions.

  Multiple Contracts. All Non-Qualified deferred annuity contracts that are issued by Us (or Our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Owner (Investor) Control
  For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate Account Values from one fund of the separate account to another but you cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

  In 2003, the Internal Revenue Service ("IRS") in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. In describing the acceptability of the 20 fund options in the ruling, the IRS indicated that each fund had a different investment strategy and that the investment strategies of each fund was sufficiently broad to prevent the policyholder from making particular investment decisions through investment in a fund.

  The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract, or agreement between the Contract Owner and PHL Variable regarding the availability of a particular investment option and, other than the Contract Owner's right to allocate premium payments and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts will be made by Us or an advisor in its sole and absolute discretion.

  Contracts such as this one, with more than 20 fund options raise investor control concerns. It is possible that the IRS may determine that due to the number of different fund options and the fact that some funds may have the same investment strategy, there is an investor control issue with this contract. However, at this time We believe that due to the lack of any arrangement, plan, contract or agreement between the contract holder and Us concerning the availability of particular options, based on the totality of the facts and circumstances, this contract satisfies the current IRS requirements.

  At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under section 72 of the Internal Revenue Code, PHL Variable reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Taxation of Qualified Contracts
  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. The Statement of Additional Information contains a summary discussion of certain tax rules generally applicable to Individual Retirement Accounts (IRAs), as defined in
Section 408 of the Code, Roth IRAs, as described in Code Section 408A, corporate pension and profit-sharing plans under Section 401(a) of the Code, Tax Sheltered Annuities under section 403(b) of the Code and certain deferred compensation plans under Code Section 457.

Required Minimum Distributions
  Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a regular or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Seek Tax Advice
  The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan.

Other Information
--------------------------------------------------------------------------------

The Phoenix Companies, Inc.--Legal Proceedings about Company Subsidiaries
  We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming Us as a defendant ordinarily involves Our activities as an insurer, investor, investment advisor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of Our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on Our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Our results of operations or cash flows in particular quarterly or annual periods.

  State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or FINRA, and other regulatory bodies regularly make inquiries of Us and, from time to time, conduct examinations or investigations concerning Our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

  In 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

  Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against Us, it is possible that one or more regulatory agencies may pursue this type of action against Us in the future.

  Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

  These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, We believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on Our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on Our results of operation or cash flows in particular quarterly or annual periods.

Amendments to Contracts
  Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by Contract Owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC. We will notify you if such a change to the prospectus occurs. You may not receive notice of changes to the SAI, but you can review this document and any changes filed with the SEC on the Website.

Changes to The Separate Account
  Where permitted by law, We may:

  .  create new Separate Accounts;

  . combine separate accounts, including combining the Separate Account with another separate account established by the Company;

  . transfer assets of the Separate Account, which We determine to be associated with the class of policies to which this policy belongs, to another separate account;

  .  transfer the Separate Account to another insurance company;

  . add new Sub-accounts to or remove Sub-accounts from the Separate Account, or combine Sub-accounts;

  .  make the Sub-accounts available under other policies We issue;

  .  add new Investment Portfolios or remove existing Investment Portfolios;

  . substitute new Investment Portfolios for any existing Investment Portfolio which We determine is no longer appropriate in light of the purposes of the Separate Account;

  .  deregister the Separate Account under the Investment Company Act of 1940;
     and

  . operate the Separate Account under the direction of a committee or in another form.

Distributor
  PHL Variable has designated Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

  PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103-2836. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). Prior to July 7, 2007, FINRA was known as the National Association of Securities Dealers ("NASD").

  PEPCO and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer and investment adviser firms. Such registered representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

Management Services
  Under a contract with PHL Variable Insurance Company, Jefferson National Life Insurance Company (Jefferson National) provides management services for the Separate Account, including, but not limited to, calculation of daily unit values and preparation of information used in various financial reports and forms that are filed with the SEC.

Financial Statements
  Our financial statements have been included in the Statement of Additional Information and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the Investment Portfolios. The value of the Investment Portfolios is affected primarily by the performance of the underlying investments.

  Prior to the date of this prospectus, PHL Variable Accumulation Account II had not commenced operations. As a result, there are no financial statements for PHL Variable Accumulation Account II included in the Statement of Additional Information.

Experts
  The financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 included in the Prospectus and Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

  The principal business address of PricewaterhouseCoopers LLP is 185 Asylum Street, Suite 2400, Hartford, CT 06103.

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

Table of Contents of the Statement of Additional Information
--------------------------------------------------------------------------------

General Information
   General Information PHL Variable Insurance Company
   PHL Variable Accumulation Account II
Certain Federal Income Tax Consequences
Published Ratings
Administration and Services
Annuity Provisions
Distribution
Financial Statements

                            (cut along dotted line)


--------------------------------------------------------------------------------


  If you would like a free copy of the Statement of Additional Information (Phoenix Portfolio Advisor/SM/) dated April 7, 2008 for this Prospectus, please complete this form, detach, and mail to:

                 Phoenix Portfolio Advisor/SM/ Service Center
                             Administrative Office
                                P.O. Box 36740
                          Louisville, Kentucky 40233

  Please send me a free copy of the Statement of Additional Information for the PHL Variable Insurance Company (Phoenix Portfolio Advisor/SM/) fixed and variable annuity at the following address:

Name:________________________________________________________________

Mailing Address:________________________________________________________

                                  Sincerely,

                                  (Signature)

                        PHL Variable Insurance Company
                             Administrative Office
                                P.O. Box 36740
                          Louisville, Kentucky 40233


2008, PHL Variable Insurance Company                                   VA4995T



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APPENDIX A - Investment Options
--------------------------------------------------------------------------------

  Below is a summary of the investment objectives and strategies of each Investment Portfolio available under the Contract. There can be no assurance that the investment objectives will be achieved. The Investment Portfolio prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Investment Portfolio. The following descriptions are qualified in their entirety by the prospectus for each Investment Portfolio.

AIM Variable Insurance Funds
  The AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. serves as the investment advisor. INVESCO Institutional (N.A.), Inc. serves as the investment subadvisor for AIM V.I. Global Real Estate Fund. The following investment Portfolios are available under the
Contract:

AIM V.I. Dynamics Fund--Series I shares
  The fund's investment objective is long-term capital growth. The fund seeks to meet this objective by investing, normally, at least 65% of its net assets in equity securities of mid-capitalization companies. The principal type of equity securities purchased by the fund is common stock.

AIM V.I. Financial Services Fund--Series I shares
  The fund's investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80 % of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in financial services-related industries. The principal type of equity securities purchased by the fund is common stock.

AIM V.I. Global Real Estate Fund--Series I shares
  The fund's investment objective is high total return through growth of capital and current income. The fund seeks to meet its objective by investing, normally, at least 80 % of its net assets in securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments.

AIM V.I. High Yield--Series I shares
  The fund's investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds."

AIM V.I. International Growth Fund--Series I shares
  The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments on marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or U.S. over-the-counter market.

AIM V.I. Mid Cap Core Equity--Series I shares
  The fund's investment objective is long-term growth of capital. The fund seeks to meet this objective by investing, normally, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies.

AIM V.I. Technology Fund--Series I shares
  The fund's investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in technology-related industries. The principal type of equity securities purchased by the fund is common stocks.

AIM V.I. Utilities Fund--Series I shares
  The fund's investment objective are capital growth and income. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers engaged primarily in utilities-related industries. The principal type of equity securities purchased by the fund is common stocks.

AllianceBernstein L.P.
  AllianceBernstein L.P. is one of the largest publicly traded global asset management firms in the world with approximately $579 billion in assets under management at December 31, 2005. AllianceBernstein provides diversified, investment management services that include global growth, value and style blend equities, and fixed income services to institutional, high net worth and retail clients worldwide.

AllianceBerstein VPS International Growth Portfolio--Class B
  The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe.

AllianceBerstein VPS International Value Portfolio--Class B
  The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States.

AllianceBerstein VPS U.S. Government/High Grade Securities Portfolio--Class B
  The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. U.S. Government securities in which the Portfolio invests may include a significant amount of securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, which are neither issued nor guaranteed by the U.S. Treasury. The Portfolio also may invest in investment grade corporate and other debt securities. This includes hybrid and structured debt instruments as well as U.S. Dollar-denominated securities issued by non-U.S. corporations and governments.

DREYFUS Investment Portfolios
  The Dreyfus Investment Portfolios ("Dreyfus IP") is a mutual fund with multiple portfolios. The investment adviser to the fund is The Dreyfus Corporation. The following Investment Portfolios are available under the
Contract:

DREYFUS IP MidCap Stock Portfolio--Service Shares
  The portfolio seeks investment results that are greater than the total return performance of publicly traded common sticks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index (S&P 400). To pursue this goal, the portfolio normally invests at least 80% of its assets in stock of midsize companies. The portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

DREYFUS IP Small Cap Stock Index Portfolio--Service Shares
  The portfolio seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index(R). To pursue this goal, the portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index(R), and in futures whose performance is related to the index, rather than attempt to replicate the index.

DREYFUS Stock Index Fund, Inc. (Service Shares)
  The Dreyfus Stock Index Fund is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation and Mellon Equity Associates. The Dreyfus Stock Index Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS Variable Investment Fund
  The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The investment adviser for the fund is The Dreyfus Corporation. The following Investment Portfolios are available under the
Contract:

DREYFUS VIF International Equity Portfolio--Service Shares
  The Dreyfus VIF International Equity Portfolio seeks capital growth. To pursue its goal, the portfolio primarily invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

DREYFUS VIF International Value Portfolio--Service Shares
  The Dreyfus VIF International Value Portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks. The Portfolio ordinarily invests most of its assets in foreign issuers which Dreyfus considers to be "value" companies.

Fidelity Variable Insurance Products
  Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment adviser to the fund. The following Investment Portfolios are available under your Contract:

Fidelity VIP Balanced Portfolio--Service Class 2
  VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk. Principal investment strategies include: Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock); investing in domestic and foreign issuers.

Fidelity VIP Contrafund(R) Portfolio--Service Class 2
  VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value Fidelity Management & Research Company believes is not fully recognized by the public; investing in domestic and foreign issuers and investing in either "growth" stocks or "value" stocks or both.

Fidelity VIP Disciplined Small Cap Portfolio--Service Class 2
  VIP Disciplined Small Cap Portfolio seeks capital appreciation. Principle investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000(R) Index or the Standard & Poor's(R) SmallCap 600 Index (S&P(R) SmallCap 600); investing in domestic and foreign issuers and investing in either "growth" stocks or "value" stocks or both.

Fidelity VIP Dynamic Capital Appreciation Portfolio--Service Class 2
  VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in common stocks; investing in domestic and foreign issuers and investing in either "growth" stocks or "value" stocks or both.

Fidelity VIP Equity-Income Portfolio--Service Class 2
  VIP Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500/SM/ Index (S&P 500). Principal investment strategies include: normally investing at least 80% of assets in equity securities; normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks; potentially investing in other types of equity securities and debt securities, including lower-quality debt securities; and investing in domestic and foreign issuers.

Fidelity VIP Growth & Income Portfolio--Service Class 2
  VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. Principal investment strategies include: Normally investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation; Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation; investing in domestic and foreign issuers and investing in either "growth" stocks or "value" stocks or both.

Fidelity VIP Growth Opportunities Portfolio--Service Class 2
  VIP Growth Opportunities Portfolio seeks to provide capital growth. Principal investment strategies include: normally investing primarily in common stocks; investing in companies that Fidelity Management & Research Company believes have above-average growth potential (stocks of these companies are often called "growth" stocks) and investing in domestic and foreign issuers.

Fidelity VIP Growth Portfolio--Service Class 2
  VIP Growth Portfolio seeks to achieve capital appreciation. Principal investment strategies include: normally investing primarily in common stocks; investing in companies that Fidelity Management & Research Company believes have above-average growth potential (stocks of these companies are often called "growth" stocks) and investing in domestic and foreign issuers.

Fidelity VIP High Income Portfolio--Service Class 2
  VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital. Principal investment strategies include:
Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities; potentially investing in non-income producing securities, including defaulted securities and common stocks; investing in companies in troubled or uncertain financial condition and investing in domestic and foreign issuers.

Fidelity VIP International Capital Appreciation Portfolio--Service Class 2
  VIP International Capital Appreciation Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in non-U.S. securities, including securities of issuers located in emerging markets; normally investing primarily in common stocks and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

Fidelity VIP Investment Grade Bond Portfolio--Service Class 2
  VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital. Principal investment strategies include: normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities; managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index, allocating assets across different market sectors and maturities; investing in domestic and foreign issuers; potentially investing in lower-quality debt securities and engaging in transactions that have a leveraging effect on the fund.

Fidelity VIP Mid Cap Portfolio--Service Class 2
  VIP Mid Cap Portfolio seeks long-term growth of capital. Principle investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R), MidCap 400 Index ; potentially investing in companies with smaller or larger market capitalizations. And investing in domestic and foreign issuers.

Fidelity VIP Overseas Portfolio--Service Class 2
  VIP Overseas Portfolio seeks long-term growth of capital. Principal investment strategies include: normally investing at least 80% of assets in non-U.S. securities; normally investing primarily in common stocks and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

Fidelity VIP Real Estate Portfolio--Service Class 2
  VIP Real Estate Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the Standard & Poor's 500/SM/ Index. Principal investment strategies include: normally investing primarily in common stocks; normally investing at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments and investing in domestic and foreign issuers.

Fidelity VIP Strategic Income Portfolio--Service Class 2
  VIP Strategic Income Portfolio seeks a high level of current income. The fund may also seek capital appreciation. Principal investment strategies include: investing primarily in debt securities, including lower-quality debt securities; allocating the fund's assets among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging markets securities, and foreign developed market securities; potentially investing in equity securities and using a neutral mix of approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets, and 15% foreign developed markets.

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Fidelity VIP Value Leaders Portfolio--Service Class 2
  VIP Value Leaders Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in common stocks of well-known and established companies; normally investing at least 80% of assets in blue chip companies; investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks) and investing in securities of domestic and foreign issuers.

Fidelity VIP Value Strategies Portfolio--Service Class 2
  VIP Value Strategies Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, or growth potential (stocks of these companies are often called "value" stocks); focusing investments in medium-sized companies, but also may invest substantially in larger or smaller companies and investing in domestic and foreign issuers.

Fidelity VIP Value Portfolio--Service Class 2
  VIP Value Portfolio seeks capital appreciation. Principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks) and investing in domestic and foreign issuers.

Franklin Templeton Variable Insurance Products (Class 2)
  Franklin Templeton Variable Insurance Products Trust is a mutual fund with multiple portfolios. Franklin Advisers, Inc is the Advisers to Franklin Global Communications Securities Fund, Franklin High Income Securities Fund, Franklin Income, Securities Fund, Franklin Mutual Discovery Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Strategic Income Securities Fund, Franklin U.S. Government Fund and Templeton Global Income Securities Fund. Franklin Advisory Services, LLC is the Adviser to Franklin Small Cap Value Securities Fund. The following Investment Portfolios are available under your Contract:

Franklin Global Communications Securities Fund--Class 2
  The Fund's investment goals are capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of communications companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities.

Franklin High Income Securities Fund--Class 2
  The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation. Under normal market conditions, the Fund invests primarily to predominantly in debt securities offering high yield and expected total return. The Fund may invest in senior and subordinated debt securities.

Franklin Income Securities Fund--Class 2
  The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in debt and equity securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields the manager believes are attractive. The Fund seeks growth opportunities by investing in common stocks of companies from a variety of sectors that may include utilities, healthcare, financials, oil and gas. The Fund may also invest a portion of its assets in convertible securities, including enhanced convertible securities and synthetic convertible securities.

Franklin Mutual Discovery Securities Fund--Class 2
  The Fund's investment goal is capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Franklin Small Cap Value Securities Fund--Class 2
  The Fund's investment goal is long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For this Fund, small-cap companies are those companies with market capitalization values (share price multiplied by the number of common stock shares outstanding) not exceeding $3.5 billion at the time of purchase. Under normal market conditions, the Fund invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund--Class 2
  The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization (small-cap) companies and mid capitalization (mid-cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Under normal market conditions, the Fund invests predominantly in equity securities.

Franklin Strategic Income Securities Fund--Class 2
  The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities

                                      A-4

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Franklin U.S. Government Fund--Class 2
  The Fund's investment goal is income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. The Fund invests primarily in fixed and variable rate mortgage-backed securities, a substantial amount of which is in securities issued by the Government National Mortgage Association (Ginnie Mae).

Templeton Global Income Securities Fund--Class 2
  The Fund's investment goal is high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Under normal market conditions, the Fund invests mainly in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. Under normal market conditions the Fund expects to invest at least 40% of its net assets in foreign securities.

Ibbotson ETF Asset Allocation Series
  Ibbotson ETF Asset Allocation Series is a mutual fund with multiple portfolios. ALPS Advisers, Inc. is the investment adviser and Ibbotson Associates is the subadvisor to the funds. The following Portfolios are available under your Contract:

Ibbotson Balanced ETF Asset Allocation Portfolio
  The Portfolio seeks to provide investors with capital appreciation and some current income. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds.

Ibbotson Growth ETF Asset Allocation Portfolio
  The Portfolio seeks to provide investors with capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds.

Ibbotson Conservative ETF Asset Allocation Portfolio
  The Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded.

Ibbotson Income and Growth ETF Asset Allocation Portfolio
  The Portfolio seeks to provide investors with current income and capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds.

Janus Aspen Series (Service Class)
  Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser to the fund. The following Investment Portfolios are available under your Contract:

Janus Aspen Balanced Portfolio--Service Class
  The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40- 50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. The Portfolio will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.

Janus Aspen Flexible Bond Portfolio--Service Class
  Flexible Bond Portfolio is designed for long-term investors who primarily seek total return. The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.

Janus Aspen Fundamental Equity Portfolio--Service Class
  Fundamental Equity Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential.

Janus Aspen Global Technology Portfolio--Service Class
  Global Technology Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio managers believe will benefit significantly from advances or improvements in technology.

Janus Aspen Growth & Income Portfolio--Service Class
  The Janus Aspen Series Growth and Income Portfolio seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

Janus Aspen International Growth Portfolio--Service Class
  The Janus Aspen International Growth Portfolio seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it

                                      A-5

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may at times invest in U.S. issuers and, under unusual circumstances, it may at times invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

Janus Aspen Mid Cap Growth Portfolio--Service Class
  The Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investments policies, the Portfolio may invest without limitation in foreign equity and debt

Lazard Retirement Series, Inc.
  Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC serves as the investment manager of the portfolios. Lazard Asset Management LLC ("Lazard" or "LAM") is a Delaware limited liability company. It is a subsidiary of Lazard Freres & Co. LLC, (LF&Co), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. The following Investment Portfolios are available under the
Contract:

Lazard Retirement Emerging Markets Portfolio--Service Shares
  The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Northern Lights Variable Insurance Trust
  The Northern Lights Variable Insurance Trust is managed by JNF Advisors, Inc. JNF Advisors, Inc. is a mutual fund with multiple portfolios. The following Investment Portfolios are available under the Contract:

JNF Balanced Portfolio
  The JNF Balanced Portfolio seeks to provide long-term growth of capital and income consistent with preservation of capital and a prudent level of risk. Normally the portfolio invests approximately 65-70% of its assets in mid to large cap equity securities, and the remainder in a combination of fixed-income securities, or cash equivalents. The equity investment strategy is designed to deliver a consistent exposure to the domestic equity market and utilizes a proprietary multi-factor model to identify securities with positive exposure to specific growth, value, quality and momentum factors. The goal of the process is to outperform the benchmark through specific security selection while reducing portfolio risks that lead to volatility and are not consistently rewarded. The fixed income strategy is designed to generate excess return through sector allocation, security selection and maturity distribution. The asset allocation strategy focuses on shifting the allocation to provide additional excess return over the benchmark at a prudent risk level.

JNF Equity Portfolio
  The JNF Equity Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk. The investment strategy is designed to deliver a consistent exposure to the domestic mid capitalization equity market and utilizes a proprietary multifactor model to identify securities with positive exposure to specific growth, value, quality and momentum factors. The goal of the process is to outperform the benchmark through specific stock selection while reducing portfolio risks that lead to volatility and are not consistently rewarded.

JNF Loomis Sayles Bond Portfolio
  The JNF Loomis Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. The Portfolio's investment objective may be changed without shareholder approval. The Portfolio normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Portfolio will notify shareholders prior to any change to such policy taking effect. The Portfolio invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-quality fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in preferred stocks. The Portfolio may invest in fixed-income securities of any maturity.

  This fund will be available starting May 1, 2008.

JNF Money Market Portfolio
  The Money Market Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital and daily liquidity. The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

Oppenheimer Variable Account Funds
  The Oppenheimer Variable Account Funds a mutual fund with multiple portfolios. OppenheimerFunds, Inc. serves as investment adviser for the funds. The following funds are available under the Contract:

Oppenheimer Balanced Fund/VA--Service Shares
  The Fund seeks a high total investment return, which includes current income and capital appreciation in the value of its shares. The Fund's investment manager, OppenheimerFunds, Inc. uses a variety of different types of

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securities and investment strategies to seek the Fund's objective: equity securities, such as common stocks, preferred stocks and securities convertible into common stock, of issuers in the U.S. and foreign countries, debt securities, such as bonds and notes issued by domestic and foreign companies (which can include lower-grade, high-yield securities), securities issued or guaranteed by the U.S. government and its agencies and instrumentalities including mortgage-related securities (these are referred to as "U.S. government securities"), and debt obligations of foreign governments, and money market instruments, which are debt obligations that have a maturity of 13 months or less, including short-term U.S. government securities, corporate and bank debt obligations and commercial paper.

Oppenheimer Core Bond Fund/VA--Service Shares
  The Fund's main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. As a non-fundamental policy (which will not be changed without providing 60 days' notice to Fund shareholders), under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment grade bonds.

Oppenheimer Global Securities Fund/VA--Service Shares
  The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund invests mainly in common stocks of U.S. and foreign companies. The Fund buys securities of issuers in the U.S. and foreign countries.

Oppenheimer International Growth Fund/VA--Service Shares
  The Fund seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Oppenheimer Main Street Fund(R)/VA--Service Shares
  The Fund seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments. The Fund currently invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges. They can include both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market.

Oppenheimer Value Fund/VA--Service Shares
  The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than anticipated earnings. Realization of current income is a secondary consideration. The Fund invests mainly in common stocks of different capitalization ranges. The Fund also can buy other investments, including: Preferred stocks, rights and warrants and convertible securities, and Securities of U.S. and foreign companies, although there are limits on the Fund's investments in foreign securities.

The Phoenix Edge Series Fund
  The Phoenix Edge Series Fund is a mutual fund with multiple portfolios. Phoenix Variable Advisors, Inc. serves as the Advisor for the Series. The following Series are available under the Contract:

Phoenix Capital Growth Series
  Intermediate and long-term capital appreciation, with income as a secondary consideration. The series normally invests at least 80% of its assets in common stocks. These stocks are generally of companies with market capitalization in excess of $1 billion at time of purchase which invest their profits into the companies for growth rather than pay dividends to shareholders

Phoenix Growth and Income Series
  Dividend growth, current income and capital appreciation. The series will invest in equity securities, primarily common stocks. Under normal circumstances, the series will invest at least 65% of its assets in equity securities. The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities.

Phoenix Mid-Cap Growth Series
  Capital appreciation. The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 80% of its assets in equity securities of companies with market capitalizations between $500 million and $10 billion. The series may at times have investments in companies with higher or lower market capitalizations.

Phoenix-Aberdeen International Series
  High total return consistent with reasonable risk. The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The series may invest in any region of the world. The series will invest primarily in common stocks of established non-U.S. companies believed to have potential for capital growth, income or both.

Phoenix-Alger Small-Cap Growth Series
  Llong-term capital growth. The series will invest primarily in common stocks of growth companies with favorable prospects for capital growth. Under normal market conditions, the series will invest at least 80% of its assets in companies that, at the time of initial purchase by the series, have market capitalizations within the range of companies included in the Russell 2000(R) Growth Index or the S&P SmallCap 600 Index.

Phoenix-Duff & Phelps Real Estate Securities Series
  Capital appreciation and income with approximately equal emphasis. Under normal circumstances, the series invests at

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least 80% of its assets in publicly traded real estate investment trusts
(REITs) and companies that are principally engaged in the real estate industry The series' policy of investing 80% of its assets in REITs and other real estate related securities is not fundamental and therefore, may be changed without shareholder approval, but upon 60 days' written notice to shareholders.

PIMCO Variable Insurance Trust
  The PIMCO Variable Insurance Trust is a mutual fund with multiple portfolios. Pacific Investment Management Company LLC ("PIMCO") serves as investment adviser and the administrator for the Portfolios. The following Investment Portfolios are available under the Contract:

PIMCO VIT All Asset Portfolio--Administrative Class
  Seeks maximum real return consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio--Advisor Class
  Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments.

PIMCO VIT Emerging Markets Bond Portfolio--Advisor Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets.

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)--Administrative Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by future contracts (including related options) with respect to such securities, and options on such securities.

PIMCO VIT Global Bond Portfolio (Unhedged)--Advisor Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which my be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

PIMCO VIT High Yield Portfolio--Advisor Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by S&P, or , if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

PIMCO VIT Long-Term U.S. Government Portfolio--Administrative Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities").

PIMCO VIT Low Duration Portfolio--Advisor Class
  Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

PIMCO VIT Real Return Portfolio--Advisor Class
  The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

PIMCO VIT RealEstateRealReturn Strategy Portfolio--Administrative Class
  Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by portfolio of inflation-indexed securities and other Fixed Income Instruments. The Portfolio may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

PIMCO VIT Short Term Portfolio--Administrative Class
  Seeks maximum current income, consistent with preservation of capital and daily liquidity. Invests in money market instruments and short maturity fixed income

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securities. The average portfolio duration will normally not exceed one year, but will vary based on PIMCO'S forecast for interest rates

PIMCO VIT Total Return Portfolio--Advisor Class
  The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

Pioneer Variable Contracts Trust
  Pioneer Variable Contracts Trust is an open-ended management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio.

Pioneer Cullen Value VCT--Class II Shares
  The Pioneer Cullen Value VCT Portfolio seeks capital appreciation by investing primarily in equity securities of medium- and large capitalization companies. The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. Secondarily, the portfolio may seek income.

Pioneer Emerging Markets VCT Portfolio--Class II Shares
  The Pioneer Emerging Markets VCT Portfolio seeks long-term growth of capital. The portfolio invests primarily in securities of emerging market issuers.

Pioneer Equity Income VCT Portfolio--Class II Shares
  The Pioneer Equity Income VCT Portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Pioneer Fund VCT Portfolio--Class II Shares
  The Pioneer Fund VCT Portfolio seeks reasonable income and capital growth. The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers.

Pioneer Global High Yield VCT Portfolio--Class II Shares
  The Pioneer Global High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation. Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets.

Pioneer Growth Opportunities VCT Portfolio--Class I Shares
  The portfolio seeks growth of capital. The portfolio invests primarily in equity securities of companies that the portfolio's investment adviser considers to be reasonably priced or undervalued, with above average growth potential.

Pioneer High Yield VCT Portfolio--Class II Shares
  The Pioneer High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation. Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks.

Pioneer International Value VCT Portfolio--Class II Shares
  The Pioneer International Value VCT Portfolio seeks long-term growth of capital. Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers.

Pioneer Mid Cap Value VCT Portfolio--Class II Shares
  The Pioneer Mid Cap Value VCT Portfolio seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index.

Pioneer Strategic Income VCT Portfolio--Class II Shares
  The Pioneer Strategic Income VCT Portfolio seeks a high level of current income. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities.

Royce Capital Fund
  Royce Capital Fund is a registered management investment company with multiple Portfolios. Royce & Associates, LLC ("Royce") is the investment adviser and is responsible for the management of the Portfolios' assets. The following Investment Portfolios are available under the Contract:

Royce Micro-Cap Portfolio--Investment Class
This Portfolio's primary investment goal is long-term growth of capital. Royce invests the Portfolio's assets primarily in a broadly diversified portfolio of securities issued by micro-cap companies. Royce selects these securities from a universe of more than 5,500 micro-cap companies, generally focusing on factors such as balance sheet quality and cash flow levels. The Portfolio normally invests at least 80% of its net assets in the equity securities of micro-cap companies, defined by Royce as companies with stock market capitalizations less than $500 million. Although the Portfolio normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

Royce Small-Cap Portfolio--Investment Class
  This Portfolio's primary investment goal is long-term growth of capital. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return, and low leverage, and that are trading significantly below its estimate of their current worth. Any production of income is incidental to the Fund's

                                      A-9

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investment goal. The Portfolio normally invests at least 80% of its assets in the equity securities of small-cap companies, defined as companies with stock market capitalizations of less than $2.5 billion at the time of investment. Although the Portfolio normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in the securities of foreign issuers.

Rydex Variable Trust
  Rydex Variable Trust is a mutual fund with multiple portfolios which are managed by Rydex Investments. The following Investment Portfolios are available under the Contract:

Rydex VT Absolute Return Strategies Fund
  The Absolute Return Strategies Fund The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as absolute return strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis.

Rydex VT Amerigo Fund
  The Fund seeks long-term growth of capital without regard to current income. The Fund invests in Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities that may provide capital growth or appreciation.

Rydex VT Banking Fund
  The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

Rydex VT Basic Materials Fund
  The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Rydex VT Berolina Fund
  The Berolina Fund seeks to provide growth of capital and total return. The Berolina Fund is a "fund of funds" and pursues its investment objective by investing primarily in exchange-traded funds, mutual funds and closed-end funds that are not affiliated with the Trust. In addition to these underlying funds, the Fund may invest directly in individual securities or derivatives. Under normal market conditions, the Fund will invest primarily in underlying funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities that may provide capital growth or appreciation. While pursuing its investment objective, the Fund will not invest less than 35% of its total assets in underlying funds that seek capital appreciation or growth. The Fund may invest up to 65% of its total assets in underlying funds that invest in long, medium, or short-term bonds and other fixed income securities of varying credit quality if the Sub-Advisor believes that these underlying funds offer a potential for capital appreciation, or in individual securities that provide current income.

Rydex VT Biotechnology Fund
  The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services.

Rydex VT Clermont Fund
  The objective of the Clermont Fund is a combination of current income and growth of capital. The Fund's principal investment strategies include:
Investing in Underlying Funds that seek capital growth or appreciation by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), including the stock of foreign issuers, or in individual securities that may provide capital growth or appreciation. Investing at least 20% of its total assets in Underlying Funds that invest in long, medium, or short-term bonds and other fixed income securities of varying qualities in order to maximize the Fund's total return, or in individual securities that may provide current income. Some of the Underlying Funds in which the Fund invests may invest part or all of their assets in securities of foreign issuers or engage in foreign currency transactions with respect to these investments. The Fund may also invest in individual securities of foreign issuers and engage in foreign currency transactions. The Fund may invest up to 80% of its total assets in Underlying Funds that invest in futures contracts and options on futures contracts, or invest directly in futures contracts and options on futures contracts.

Rydex VT Commodities Strategy Fund
  The Commodities Strategy Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the GSCI(R) Total Return Index. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities.

Rydex VT Consumer Products Fund
  The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Rydex VT Dow 2x Strategy Fund (f.k.a. Rydex Dynamic Dow)
  The Dow 2X Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial Average.

                                     A-10

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Rydex VT Electronics Fund
  The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Rydex VT Energy Fund
  The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy.

Rydex VT Energy Services Fund
  The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production.

Rydex VT Europe 1.25x Strategy Fund (f.k.a Rydex Europe Advantage)
  The Europe 1.25x Strategy Fund seeks to provide investment results that correlate to a daily price movement of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50 Index/SM/. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark.

Rydex VT Financial Services Fund
  The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector.

Rydex VT Government Long Bond 1.2x Strategy Fund (f.k.a. Rydex Government Long Bond Advantage)
  The Government Long Bond 1.2 x Strategy Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

Rydex VT Health Care Fund
  The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry.

Rydex VT Hedged Equity Fund
  The Hedged Equity Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices. The Fund pursues a long/short investment strategy by employing multiple investment styles widely used by hedge funds. In particular, the Fund will pursue those long/short investment styles that may be replicated through proprietary quantitative style analysis.

Rydex VT Internet Fund
  The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Rydex VT Inverse Dow 2x Strategy Fund (f.k.a. Rydex Inverse Dynamic Dow)
  The Inverse Dow 2x Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Dow Jones Industrial Average.

Rydex VT Inverse Government Long Bond Fund (f.k.a Rydex Inverse Government Long
Bond)
  The Inverse Government Long Bond Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.

Rydex VT Inverse Mid-Cap Strategy (f.k.a. Rydex Inverse Mid-Cap)
  The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400 Index. Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index.

Rydex VT Inverse OTC Strategy Fund (f.k.a. Rydex Inverse OTC)
  The Inverse OTC Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R)( (the "underlying index"). Unlike a traditional index fund, the Inverse OTC Fund's benchmark is to perform exactly opposite the underlying index.

Rydex VT Inverse Russell 2000 Strategy Fund (f.k.a. Rydex Inverse Russell 2000)
  The Inverse Russell 2000 Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is inverse of the performance of the Russell 2000 Index(R) (the "underlying index"). Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index.

Rydex VT Inverse S&P 500 Strategy Fund (f.k.a. Rydex Inverse S&P 500)
  The Inverse S&P 500 Strategy Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index. Unlike a traditional index fund, the Inverse S&P 500 Fund's benchmark is to perform exactly opposite the underlying index.

Rydex VT Japan 1.25x Strategy Fund (f.k.a. Rydex Japan Advantage)
  The Japan 1.25x Strategy Fund seeks to provide investment results that correlate to a daily price movement of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark.

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Rydex VT Large Cap Growth Fund
  The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Growth Index.

Rydex VT Large Cap Value Fund
  The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large cap value securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Value Index.

Rydex VT Leisure Fund
  The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses.

Rydex VT Mid Cap 1.5x Strategy Fund (f.k.a. Rydex Mid Cap Advantage)
  The Mid Cap 1.5x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark.

Rydex VT Mid-Cap Growth Fund
  The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Rydex VT Mid-Cap Value Fund
  The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid cap value securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Value Index (the "underlying index").

Rydex VT Multi-Cap Core Equity Fund
  The Multi-Cap Core Equity Fund seeks long-term capital appreciation. It invests in a broad mix of equity securities of companies representative of the total US stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing in securities with the small, medium, and large market capitalization segments that demonstrate value and potential for growth.

Rydex VT Nova Fund
  The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

Rydex VT OTC 2x Strategy Fund (f.k.a. Rydex Dynamic OTC)
  seeks to provide investment results that will match the performance of specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Nasdaq 100 Index(R).

Rydex VT OTC Fund
  The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

Rydex VT Precious Metals Fund
  The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Rydex VT Real Estate Fund
  The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts.

Rydex VT Retailing Fund
  The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers.

Rydex VT Russell 2000(R) 1.5x Strategy Fund (f.k.a. Russell 2000 Advantage Fund)
  The Russell 2000 1.5 Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000 Index(R). The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark.

Rydex VT Russell 2000(R) 2x Strategy Fund (f.k.a. Rydex Dynamic Russell 2000)
  The Russell 2000(R) 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the Russell 2000(R) Index (the "underlying index"). If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of any increase in value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis 200% of the decrease in the value of the underlying index.

Rydex VT S&P 500 2x Strategy Fund (f.k.a. Rydex Dynamic S&P 500)
  The Dynamic S&P 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500(R) Index.

Rydex VT Sector Rotation Fund
  The Sector Rotation Fund seeks long term capital appreciation. The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries.

Rydex VT Small-Cap Growth Fund
  The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Rydex VT Small-Cap Value Fund
  The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small

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cap value securities. The Fund's current benchmark is the S&P SmallCap
600/Citigroup Pure Value Index.

Rydex VT Strengthening Dollar 2x Strategy Fund (f.k.a. Rydex Dynamic Strengthening Dollar)
  The Strengthening Dollar 2x Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the US Dollar Index(R). The US Dollar Index(R) (USDX) is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the US Dollar Index(R) by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

Rydex VT Technology Fund
  The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.

Rydex VT Telecommunications Fund
  The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

Rydex VT Transportation Fund
  The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.

Rydex VT Utilities Fund
  The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities.

Rydex VT Weakening Dollar 2x Strategy Fund (f.k.a. Rydex Dynamic Weakening
Dollar)
  The Weakening Dollar 2x Strategy Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the US Dollar Index(R). The US Dollar Index(R) (USDX) is a broad based, diversified index representing an investment in the U.S. Dollar (USD). The New York Board of Trade determines the value of the US Dollar Index(R) by averaging the exchange rates between the USD and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

Third Avenue Variable Series Trust
  The Third Avenue Variable Series Trust is a mutual fund with one portfolio. Third Avenue Management LLC is the investment adviser for the Portfolio and is responsible for the management of the Portfolio's investments. The following Investment Portfolio is available under the Contract:

Third Avenue Value Portfolio
  The Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their overall resources) at a discount to what the adviser believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks and debt instruments (including high yield securities) that the adviser believes are undervalued.

T. Rowe Price Equity Series, Inc.
  T. Rowe Price Equity Series, Inc. (the "corporation") was incorporated in Maryland in 1994. Currently the corporation consists of seven series, each representing a separate pool of assets with different investment objectives and policies. The Portfolios are managed by T. Rowe Price Associates, Inc.

T. Rowe Price Blue Chip Growth Portfolio--II
  Seeks long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases. Current income is a secondary objective. The investment is appropriate for investors in the variable annuity who seek capital appreciation over time and can accept the price volatility inherent in common stock investing.

T. Rowe Price Equity Income Portfolio--II
  Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios. The fund is intended for investors who can accept the price volatility inherent in common stock investing.

T. Rowe Price Health Sciences Portfolio--II
  Seeks long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus should be large and mid-size companies. It is intended for long-term investors who can accept the higher risks inherent in a fund that concentrates on a volatile area of the stock market.

T. Rowe Price Limited-Term Bond--II
  The Limited-Term Bond Portfolio II seeks a high level of income consistent with moderate fluctuations in principal value. The II class is a share class of the Limited-Term Bond Portfolio and is not a separate mutual fund. The class should be used as an investment option for variable annuity and variable life insurance contracts. Normally, the fund invests at least 80% of its net assets in bonds and 65% of its total assets in short- and intermediate-term bonds. The fund's average effective maturity will not exceed five (5) years. The fund is designed for individuals seeking a higher level of income than money market funds provide and who are able to accept the risk of modest price declines.

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Van Eck Worldwide Insurance Trust
  Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios. Van Eck Associates Corporation serves as investment adviser to the funds. The following Investment Portfolios are available under the Contract:

Van Eck Worldwide Absolute Return Fund--Initial Class
  The Van Eck Worldwide Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund's objective is fundamental and may only be changed with the approval of shareholders.

Van Eck Worldwide Bond Fund--Initial Class
  The Van Eck Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

Van Eck Worldwide Emerging Markets Fund--Initial Class
  The Van Eck Worldwide Emerging Markets Fund long-term capital appreciation by investing primarily securities in emerging markets around the world.

Van Eck Worldwide Hard Assets--Class S
  The Van Eck Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund--Initial Class
  The Van Eck Worldwide Real Estate Fund seeks maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

Vanguard Variable Insurance Fund
  Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. LLP provides advisory services for the Equity Index Portfolio, Short-Term Investment-Grade Portfolio, Total Bond Market Index Portfolio and Total Stock Market Index Portfolio. Wellington Management Company, LLP provides advisory services for the Balanced Portfolio. Barrow, Hanley, Mewhinney & Strauss, Inc. provides advisory services for the Diversified Value Portfolio. PRIMECAP Management Company provides advisory services for the Capital Growth Portfolio. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC provide advisory services for the Small Company Growth Portfolio. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. provide advisory services for the--International Portfolio. The following Investment Portfolios are available under the Contract:

* The Vanguard Variable Insurance Funds are available beginning on May 1, 2008

Vanguard Balanced Portfolio
  The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying, and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies.

Vanguard Capital Growth Portfolio
  The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

Vanguard Diversified Value Portfolio
  The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued.

Vanguard Equity Index Portfolio
  The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

Vanguard International Portfolio
  The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

Vanguard Short-Term Investment-Grade Portfolio
  The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities.

Vanguard Small Company Growth Portfolio
  The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies.

Vanguard Total Bond Market Index Portfolio
  The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index.

Vanguard Total Stock Market Index Portfolio
  The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds--Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

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Wanger Advisors Trust
  Wanger Advisors Trust is a mutual fund with multiple portfolios. The Adviser:
Columbia Wanger Asset Management, L.P. serves as investment adviser to the funds. The following Investment Portfolios are available under the Contract:

Wanger International Select
  Wanger International Select seeks long-term growth of capital. Wanger International Select invests primarily in the stocks of companies with market capitalizations of $2 to $25 billion at the time of initial purchase. Although the Fund primarily invests in small- and medium-sized companies, at times the Fund may invest in larger-sized companies. The Fund invests in at least three countries.

Wanger International Small Cap
  Wanger International Small Cap seeks long-term growth of capital. Wanger International Small Cap invests primarily in the stocks of companies based outside the United States with market capitalizations of less than $5 billion at the time of initial purchase.

Wanger Select
  Wanger Select seeks long-term growth of capital. Wanger Select generally invests in the stocks of U.S. companies. Wanger Select is a non-diversified fund that takes advantage of its adviser's research and stock-picking capabilities to invest in a limited number of companies (between 20-40) with market capitalizations under $20 billion at the time of initial purchase, offering the potential to provide above-average growth over time.

Wanger U.S. Smaller Companies
  Wanger U.S. Smaller Companies seeks long-term growth of capital. The Fund invests primarily in the stocks of small- and medium-sized U.S. companies. Wanger U.S. Smaller Companies generally invests in stocks of companies with market capitalizations of less than $5 billion at the time of initial purchase. As long as a stock continues to meet the Fund's other investment criteria, the Fund may choose to hold the stock even if it grows beyond a capitalization limit.

APPENDIX B - Deductions for Taxes - Qualified and Nonqualified Annuity Contracts
--------------------------------------------------------------------------------


                                    Upon           Upon
State                          Premium Payment Annuitization Nonqualified Qualified
-----                          --------------- ------------- ------------ ---------
California....................                       X           2.35%      0.50%

Florida.......................                       X           1.00       1.00

Maine.........................        X                          2.00/1/

Nevada........................                       X           3.50

South Dakota..................        X                          1.25/2/

Texas.........................                       X           0.04/3/    0.04

West Virginia.................                       X           1.00       1.00

Wyoming.......................                       X           1.00

Commonwealth of Puerto Rico...        X                          1.00/4/    1.00



NOTE: The above tax deduction rates are as of January 1, 2008. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, We reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

     For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."

-----------------

/1/ Maine changed its tax laws affecting annuities in 2003 retroactive to January 1, 1999. Under the revised statute, annuity premium payments are taxed upon premium payment for payments received on or after January 1, 1999.

/2/ South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

/3/ Texas charges an insurance department "maintenance fee" of 0.04% on annuity considerations, but the department allows this to be paid upon annuitization.

/4/ The tax rate in Puerto Rico was temporarily increased from 1% to 3% effective January 1, 2005. The rate increase expired on June 30, 2007 so that the rate going forward is now 1%, effective July 1, 2007.

APPENDIX C - Guaranteed Minimum Withdrawal Benefit Examples
--------------------------------------------------------------------------------


Example 1: Additional Purchase Payments after the Rider Date
  Assume your Contract Value on the Rider Date of March 23, 2008 is $100,000. The Benefit Base is accordingly set at $100,000. Now assume that you make an additional Purchase Payment of $15,000 on May 21, 2008. Since this Purchase Payment was made to the Contract during the Inception Period, the Benefit Base is increased by the amount of the Purchase Payment. Thus, the Benefit Base is increased to $115,000.

  Now assume that you make another Purchase Payment of $7,000 on October 6, 2008. Since this Purchase Payment was not made during the Inception Period, the Benefit Base is not affected. Thus, the Benefit Base remains at $115,000.

Example 2: Automatic Step-Up of the Benefit Base
  Assume your Contract Value on the Rider Date is $100,000. The Benefit Base is accordingly set at $100,000. Now assume that on your first Rider Anniversary your Contract Value is $107,000. Assuming that you have not chosen to suspend the Automatic Step-Up feature, your Benefit Base will be increased to $107,000.

  Assume that on the second Rider Anniversary your Contract Value is $103,000. Since your Contract Value is less than your Benefit Base, there is no Step-Up and the Benefit Base remains at $107,000.

Example 3: Withdrawal Prior to Benefit Eligibility Date (Benefit Base Greater Than Contract Value)
  Assume that you make a $25,000 withdrawal on a date prior to your Benefit Eligibility Date. Also assume that your Contract Value was $125,000 and your Benefit Base was $150,000 on the date of this withdrawal. Because you made the withdrawal prior to the Benefit Eligibility Date, your Benefit Base would be reduced in the same proportion that the withdrawal reduced your Contract Value. In this case, the reduction in Contract Value was 20% ($25,000 divided by $125,000), and accordingly, your Benefit Base is reduced by 20% to $120,000 ($150,000 x 20% = $30,000 and $150,000 - $30,000 = $120,000).

  In this example, the Benefit Base was greater than the Contract Value. This condition might occur during poor market conditions where the Contract Value has decreased. In this case, because the Benefit Base was greater than the Contract Value, the $25,000 withdrawal reduced the Benefit Base by more than $25,000.

Example 4: Withdrawal Prior to Benefit Eligibility Date (Benefit Base Less Than Contract Value)
  Assume that you make a $25,000 withdrawal on a date prior to your Benefit Eligibility Date. Also assume that your Contract Value was $125,000 and your Benefit Base was $100,000 on the date of this withdrawal. Because you made the withdrawal prior to the Benefit Eligibility Date, your Benefit Base would be reduced in the same proportion that the withdrawal reduced your Contract Value. In this case, the reduction in Contract Value was 20% ($25,000 divided by $125,000), and accordingly, your Benefit Base is reduced by 20% to $80,000 ($100,000 x 20% = $20,000 and $100,000 - $20,000 = $80,000).

  In this example, the Benefit Base was less than the Contract Value. This condition might occur during good market conditions where the Contract Value has increased. In this case, because the Benefit Base was less than the Contract Value, the $25,000 withdrawal reduced the Benefit Base by less than $25,000.

Example 5: Withdrawal of the Total Contract Value Prior to the Benefit Eligibility Date
  Assume your Contract Value is $125,000 on a date prior to the Benefit Eligibility Date, and you withdrawal the entire Contract Value of $125,000. Your Contract Value would decrease to $0. Your Benefit Base would be reduced in the same proportion that the withdrawal reduced your Contract Value (100%). Therefore, your Benefit Base after the withdrawal would be $0 and your Contract and rider would terminate.

Example 6: Withdrawals On or After the Benefit Eligibility Date
  Assume that your Contract Value is $100,000 on your Benefit Eligibility Date. Also assume the Benefit Base as of the Benefit Eligibility Date is also $100,000. The Annual Benefit Amount therefore is $5,000, which is 5% multiplied by the Benefit Base. Now assume that you take a withdrawal of $5,000 on the Benefit Eligibility Date. Since your cumulative withdrawals during the Contract Year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. Your Contract Value will decrease to $95,000 as a result of your withdrawal, but your Benefit Base will remain at $100,000.

  Assume that later that Contract Year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $15,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $100,000 to $89,583.

  Assuming that you have made no more withdrawals during the Contract Year, your Benefit Base on your next Rider Anniversary will still be equal to $89,583, prior to the application of any Automatic Step-Up. Assuming your Contract Value is $86,000 on this Rider Anniversary, there would be no Step-Up and your Benefit Base would remain at $89,583. Therefore, your Annual Benefit Amount would be recalculated on the Rider Anniversary as 5% of $89,583 or $4,479.

                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

                         PHOENIX PORTFOLIO ADVISOR/SM/


                                           PHOENIX PORTFOLIO
                                          ADVISOR/SM/ SERVICE
                    HOME OFFICE:                 CENTER
                    ------------          -------------------
                  One American Row           P.O. Box 36740
               Hartford, Connecticut      Louisville, Kentucky
                                                 40233
                                             (866) 226-0170


                     PHL VARIABLE ACCUMULATION ACCOUNT II

                VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated April 7, 2008 which is available without charge on our Website or by contacting PHL Variable Insurance Company at the above address or at the above telephone number.

                               -----------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

 GENERAL INFORMATION...................................................... B-2

 CERTAIN FEDERAL INCOME TAX CONSEQUENCES.................................. B-2

 PUBLISHED RATINGS........................................................ B-5

 ADMINISTRATION AND SERVICES.............................................. B-5

 ANNUITY PROVISIONS....................................................... B-6

 DISTRIBUTION............................................................. B-7

 ARRANGEMENTS REGARDING FREQUENT PURCHASES AND REDEMPTIONS................ B-7

 FINANCIAL STATEMENTS..................................................... B-7

                              GENERAL INFORMATION

GENERAL INFORMATION REGARDING PHL VARIABLE INSURANCE COMPANY:

PHL Variable Insurance Company

PHL Variable Insurance Company ("PHL Variable") is a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and main administrative offices are at One American Row in Hartford, Connecticut 06103-2899.

We are a wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix") through its holding company, PM Holdings, Inc.

Underwriter

Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by PHL Variable.

PHL Variable Accumulation Account II

PHL Variable Accumulation Account II, also referred to as the "Separate Account", was established on October 25, 2007 pursuant to Connecticut law. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 ("Investment Company Act"). This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account holds assets of annuities issued by us with values and benefits that vary according to the investment performance of the underlying Investment Portfolios offered as Sub-accounts of the Separate Account. Each Sub-account invests exclusively in an Investment Portfolio. You will find additional information about the Investment Portfolios in their respective prospectuses. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

We offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Investment Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Investment Portfolios are found in the prospectuses and statements of additional information for the Investment Portfolios. Also included in such information is the investment policy of each Investment Portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any Investment Portfolio will meet its investment objectives.

Each underlying Investment Portfolio is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying Investment Portfolio thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying Investment Portfolio may add, eliminate or substitute Investment Portfolios from time to time.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts with respect to which a court within the United States is able to exercise primary supervision over such trusts' administration and with respect to which one or more United States Persons (as defined herein) have the authority to control of such trusts' substantial decisions and estates that are subject to United States federal income tax regardless of the source of their income.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the Sub-accounts of the Separate Account. The Separate Account, through the funds and their Investment Portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for Jefferson National's qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department subsequently announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular Sub-accounts without being treated as owners of underlying assets." The IRS has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 Sub-accounts and make not more than one transfer per month without charge did not result in the owner of the Contract being treated as the owner of the assets in the Sub-accounts under the investor control doctrine.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of Separate Account assets. Although we do not believe this to be the case, these differences could result in owners being treated as the owners of the assets of the Separate Account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners of the Contracts from being considered the owners of a pro rata share of the assets of the Separate Account.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

If the Owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, Individual Retirement Annuity, SEP IRA or Simple IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the Contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

  (a) if the only designated beneficiary is the Owner's spouse, the applicable distribution period is the surviving spouse's life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the Owner's death. For calendar years after the death of the Owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

  (b) if the designated beneficiary is not solely the Owner's surviving spouse, or if the Owner did not designate a surviving spouse at all, the applicable distribution period is the designated beneficiary's life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the Owner's death, reduced by one for each calendar year that elapsed thereafter; and

  (c) if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the Owner's death. If the Owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, Individual Retirement Annuity, SEP IRA or Simple IRA must be distributed over a period not exceeding the applicable distribution period.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans, section 403(a) annuities, section 403(b) tax-sheltered annuities and governmental section 457 deferred compensation plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, certain after-tax contributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age
70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant;
(ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total purchase payments for any tax year on behalf of any individual may not exceed $4,000 for 2007 ($5,000 if age 50 or older by the end of 2007), except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. Additionally, unless certain annual distribution requirements are met, a penalty tax of 50% will be levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $114,000 for single filers, $166,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $4,000 for 2007 ($5,000 if age 50 or older by the end of 2007). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. In accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations.

TAXATION OF PHL VARIABLE INSURANCE COMPANY

PHL Variable Insurance Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. At present, we do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make charges to the separate account.

                               PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to the Company by one or more independent rating organizations, such as A.M. Best Company, Standard and Poor's Insurance Rating Services, Moody's Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company's financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its Sub-accounts, the Investment Portfolios or to their performance.

                          ADMINISTRATION AND SERVICES

Under a contract with PHL Variable Insurance Company, Jefferson National Life Insurance Company provides administrative services including, but not limited to, document delivery, transaction confirmation, the production of periodic account statements and other various administrative duties. For these services, PHL Variable Insurance Company pays Jefferson National Life Insurance Company a fee as described in the pertinent administration agreement. Jefferson National Life Insurance Company also provides certain services related to the Separate Account. These services include computing subaccount unit value for each subaccount of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, preparing information necessary for filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays Jefferson National Life Insurance Company fees for these services.

                              ANNUITY PROVISIONS

The Company makes available several annuity options that can include either fixed or variable payments or a combination of both.

VARIABLE ANNUITY PAYOUT

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

  1. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each investment portfolio as of the annuity date. This sets the number of annuity units for each monthly payment for the applicable investment portfolio.

  2. The fixed number of annuity units for each payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio.

The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the Subscription Fee and any applicable Transaction Fee.

The calculation of the first annuity payment is made on the annuity date. The Company assesses the Subscription Fee and any applicable Transaction Fee during both the accumulation phase and the annuity phase. The deduction of these charges will affect the amount of the first and any subsequent annuity payments (see "Expenses" and "Annuity Payments" in the prospectus).

ANNUITY UNIT

The annuity unit value at the end of any subsequent valuation period is determined as follows:

  1. The net investment factor for the current valuation period is multiplied by the value of the annuity unit for investment portfolio for the immediately preceding valuation period.

  2. The result in (1) is then divided by the assumed investment rate factor, which equals 1.00 plus the assumed investment rate for the number of days since the previous valuation period.

The owner can choose either a 5% or a 3% assumed investment rate.

FIXED ANNUITY PAYOUT

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the investment portfolios. The dollar amount of each fixed annuity payment is determined in accordance with Annuity Tables contained in the Contract.

           ARRANGEMENTS REGARDING FREQUENT PURCHASES AND REDEMPTIONS

The Company has no arrangements with any contract owners, financial advisors or other individuals or entities to permit purchases and redemptions other than in accordance with the administrative rules described in the prospectus for PHL Variable Accumulation Account II, dated April 7, 2008.

                             FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account included in this Statement of Additional Information should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

PHL VARIABLE ACCUMULATION ACCOUNT II
FINANCIAL STATEMENTS

THE SUBACCOUNTS COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS; THEREFORE, DATA FOR THESE SUBACCOUNTS ARE NOT YET AVAILABLE.

PHL VARIABLE
INSURANCE COMPANY
FINANCIAL STATEMENTS
DECEMBER 31, 2007
PHLVIC_FIN_1207

PHL VARIABLE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                     ----------

Report of Independent Registered Public Accounting Firm                 F-3

Balance Sheet as of December 31, 2007 and 2006                          F-4

Statement of Income, Comprehensive Income and Changes in
  Stockholder's Equity for the years ended December 31, 2007, 2006
  and 2005                                                              F-5

Statement of Cash Flows for the years ended December 31, 2007, 2006     F-6
  and 2005

Notes to Financial Statements                                        F-7 - F-27

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (the Company) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 7, 2008

                        PHL VARIABLE INSURANCE COMPANY
                                 BALANCE SHEET
                      ($ in thousands, except share data)
                          DECEMBER 31, 2007 AND 2006

                                                                2007        2006
                                                             ----------  ----------
ASSETS:
Available-for-sale debt securities, at fair value........... $1,709,586  $2,050,989
Policy loans, at unpaid principal balances..................     22,819      15,542
Other investments...........................................      1,251       1,612
                                                             ----------  ----------
Total investments...........................................  1,733,656   2,068,143
Cash and cash equivalents...................................    108,200      47,127
Accrued investment income...................................     17,518      19,882
Receivables.................................................     37,178      54,534
Deferred policy acquisition costs...........................  1,007,811     703,794
Receivable from related parties.............................        527         300
Other assets................................................     20,214       2,356
Separate account assets.....................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL ASSETS................................................ $6,314,460  $5,849,199
                                                             ==========  ==========
LIABILITIES:
Policyholder deposit funds.................................. $1,134,635  $1,491,367
Policy liabilities and accruals.............................    966,945     706,198
Deferred income taxes.......................................    140,115      96,654
Payable to related parties..................................     28,969      25,081
Other liabilities...........................................     48,304      26,576
Separate account liabilities................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL LIABILITIES                                             5,708,324   5,298,939
                                                             ----------  ----------
CONTINGENT LIABILITIES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized;
  500 shares issued.........................................      2,500       2,500
Additional paid-in capital..................................    553,218     503,234
Retained earnings...........................................     62,202      47,215
Accumulated other comprehensive loss........................    (11,784)     (2,689)
                                                             ----------  ----------
TOTAL STOCKHOLDER'S EQUITY..................................    606,136     550,260
                                                             ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.................. $6,314,460  $5,849,199
                                                             ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
 STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                           2007      2006      2005
                                                         --------  --------  --------
REVENUES:
Premiums................................................ $ 18,602  $ 13,575  $  9,521
Insurance and investment product fees...................  263,696   180,498   109,270
Investment income, net of expenses......................  109,607   129,325   154,374
Net realized investment losses..........................   (7,043)   (2,460)  (10,569)
                                                         --------  --------  --------
TOTAL REVENUES..........................................  384,862   320,938   262,596
                                                         --------  --------  --------
BENEFITS AND EXPENSES:
Policy benefits.........................................  157,616   151,285   130,279
Policy acquisition cost amortization....................  124,015    91,168    80,402
Other operating expenses................................   83,601    65,388    50,493
                                                         --------  --------  --------
TOTAL BENEFITS AND EXPENSES.............................  365,232   307,841   261,174
                                                         --------  --------  --------
Income before income taxes..............................   19,630    13,097     1,422
Applicable income tax (expense) benefit.................   (3,643)   (3,016)    2,801
                                                         --------  --------  --------
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         ========  ========  ========
FEES PAID TO RELATED PARTIES (NOTE 10)

COMPREHENSIVE INCOME:
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         --------  --------  --------
Net unrealized investment losses........................   (9,095)   (1,277)   (9,986)
Net unrealized derivative instruments losses............       --      (807)     (335)
                                                         --------  --------  --------
OTHER COMPREHENSIVE LOSS................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
COMPREHENSIVE INCOME (LOSS)............................. $  6,892  $  7,997  $ (6,098)
                                                         ========  ========  ========
ADDITIONAL PAID-IN CAPITAL:
Capital contributions from parent....................... $ 49,984  $     --  $     --

RETAINED EARNINGS:
Adjustment for initial application of FIN 48 (Note 2)...   (1,000)       --        --
Net income..............................................   15,987    10,081     4,223

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive loss................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
CHANGE IN STOCKHOLDER'S EQUITY..........................   55,876     7,997    (6,098)
Stockholder's equity, beginning of year.................  550,260   542,263   548,361
                                                         --------  --------  --------
STOCKHOLDER'S EQUITY, END OF YEAR....................... $606,136  $550,260  $542,263
                                                         ========  ========  ========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                      2007         2006         2005
                                                   ----------  -----------  -----------
OPERATING ACTIVITIES:
Net income........................................ $   15,987  $    10,081  $     4,223
Net realized investment losses....................      7,043        2,460       10,569
Investment (gains) losses.........................      1,473        4,206      (15,293)
Deferred income taxes.............................     48,358       24,419       15,512
(Increase) decrease in receivables................     (4,520)      (6,939)       4,091
Increase in deferred policy acquisition costs.....   (276,592)    (179,410)     (56,634)
Increase in policy liabilities and accruals.......    278,134      210,368      155,315
Other assets and other liabilities change.........      7,868       (1,224)      30,634
                                                   ----------  -----------  -----------
CASH FROM OPERATING ACTIVITIES....................     77,751       63,961      148,417
                                                   ----------  -----------  -----------
INVESTING ACTIVITIES:
Investment purchases..............................   (890,909)  (1,007,973)  (1,148,093)
Investment sales, repayments and maturities.......  1,207,988    1,728,360    1,357,687
                                                   ----------  -----------  -----------
CASH FROM INVESTING ACTIVITIES....................    317,079      720,387      209,594
                                                   ----------  -----------  -----------
FINANCING ACTIVITIES:
Policyholder deposit fund deposits................    266,750      223,309      236,099
Policyholder deposit fund withdrawals.............   (625,507)    (986,348)    (607,890)
Capital contributions from parent.................     25,000           --           --
                                                   ----------  -----------  -----------
CASH FOR FINANCING ACTIVITIES.....................   (333,757)    (763,039)    (371,791)
                                                   ----------  -----------  -----------
CHANGE IN CASH AND CASH EQUIVALENTS...............     61,073       21,309      (13,780)
Cash and cash equivalents, beginning of year......     47,127       25,818       39,598
                                                   ----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR............ $  108,200  $    47,127  $    25,818
                                                   ==========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

1. ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Life Insurance Company (Phoenix Life), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. (PNX), a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of PNX and changed its name to Phoenix Life Insurance Company.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. We have reclassified certain amounts for 2006 and 2005 to conform with the 2007 presentation.

USE OF ESTIMATES

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities; and accruals for deferred income taxes and contingent liabilities.

ADOPTION OF NEW ACCOUNTING STANDARDS

We adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective tax rate upon recognition. See Note 9 to these financial statements for more information.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted SAB 108 on December 31, 2006 with no effect on our financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140" (SFAS 156). SFAS 156 provides guidance on recognition and disclosure of servicing assets and liabilities and was effective beginning January 1, 2007. We adopted this standard effective January 1, 2007 with no material impact on our financial position and results of operations.

Effective January 1, 2006, we adopted SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (SFAS 155). SFAS 155 resolves certain issues surrounding the accounting for beneficial interests in securitized financial assets. Our adoption of SFAS 155 did not have a material effect on our financial statements.

Effective January 1, 2006, we adopted FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). FSP 115-1 provides guidance as to the determination of other-than-temporarily impaired securities and requires certain financial disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices as to other-than-temporarily impaired securities and thus, our adoption did not have a material effect on our financial statements.

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the AICPA's issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted this standard effective January 1, 2007 with no material effect on our financial position and results of operations.

ACCOUNTING STANDARDS NOT YET ADOPTED

In December 2007, the FASB issued SFAS No. 141(R), "Accounting for Business Combinations" (SFAS 141(R)). SFAS 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the combination and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" (SFAS 160). SFAS 160 requires all entities to report noncontrolling interests in subsidiaries in the same way--as equity in the consolidated financial statements and requires that associated transactions be treated as equity transactions--and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide "Investment Companies" and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" (SOP 07-1). SOP 07-1 broadens the definition of an investment company for application of this guidance. It provides that an entity that meets the definition of an investment company use fair value as a basis of accounting and reporting and that a parent retains the specialized fair value accounting of the entity if certain criteria are met. On February 14, 2008, the FASB deferred the effective date of SOP 07-1 indefinitely.

On February 15, 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted SFAS 159 as of January 1, 2008 with no material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted SFAS 157 effective
January 1, 2008. We do not expect adoption of this statement to have a material impact on our financial position and results of operations.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Debt and equity securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of applicable deferred policy acquisition costs and applicable deferred income taxes.

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments

Other investments primarily include other partnership interests in which we do not have control or a majority ownership interest and are recorded using the equity method of accounting. We record the net income from investments in partnerships in net investment income.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy's classification. For individual life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimated gross profits
(EGPs). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

Each year, we develop future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are projected for the estimated lives of the contracts. The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. The assumptions, in the aggregate, are considered important in the projections of EGPs. The assumptions developed as part of our annual process are based on our current best estimates of future events, which are likely to be different for each year's cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with studies and actual experience. Incorporated in each scenario are our current best estimate assumptions with respect to separate account returns, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses.

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. In the event that we were to revise assumptions used for prior year cohorts, our estimate of projected account values would change and the related EGPs in the deferred policy acquisition cost amortization model would be adjusted to reflect such change. This process is known as "unlocking". Continued favorable experience on key assumptions, which could include increasing separate account fund return performance, decreasing lapses or decreasing mortality could result in an unlocking which would result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset. Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

POLICY LIABILITIES AND ACCRUALS

Policy liabilities and accruals includes future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no-lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

POLICYHOLDER DEPOSIT FUNDS

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

REVENUE RECOGNITION

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders' account balances and amortization of deferred policy acquisition costs.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains (losses) on asset dispositions on a first-in, first-out basis. We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. We adjust the cost basis of these written down investments to fair value at the date the determination of impairment is made and do not change the new cost basis for subsequent recoveries in value. In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

   .   the extent and the duration of the decline;

   . the reasons for the decline in value (credit event, interest related or market fluctuations);

   . our ability and intent to hold the investment for a period of time to allow for a recovery of value; and

   .   the financial condition of and near term prospects of the issuer.

INCOME TAXES

We account for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" (SFAS 109). Accordingly, income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances in accordance with SFAS 109's intraperiod allocation rules. We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense.

3. REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, we establish reserves for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   . On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million on single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

   . We cede 80% to 90% of the mortality risk on most new issues of term insurance.

   . In August 2006, we entered into an agreement to cede 50% of the risk on policies issued from July 1, 2002 through December 31, 2005, inclusive, with a net amount at risk of $2 million or greater.

   . On January 1, 1996, we entered into a reinsurance agreement that covers 100% of the excess death benefits and related reserves for most variable annuity policies issued from January 1, 1983 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefit risks on the remaining variable deferred annuities in force that are not covered by this reinsurance arrangement.

   . We cede to Phoenix Life 100% of the guaranteed minimum accumulation and withdrawal benefits on our variable annuities.

   . Effective January 1, 2008, we entered into an agreement to cede 75% of the risk in excess of $6.0 million on universal life and variable universal life policies issued from January 1, 2006 through December 31, 2007.

DIRECT BUSINESS AND REINSURANCE:

                                                                    YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------
                                                               2007          2006          2005
($ in thousands)                                           ------------  ------------  ------------
Direct premiums........................................... $     87,132  $     71,350  $     55,277
Premiums ceded to reinsurers..............................      (68,530)      (57,775)      (45,756)
                                                           ------------  ------------  ------------
PREMIUMS.................................................. $     18,602  $     13,575  $      9,521
                                                           ============  ============  ============
Direct policy benefits incurred........................... $     85,898  $     54,055  $     15,538
Policy benefits assumed from reinsureds...................          505           965           381
Policy benefits ceded to reinsurers.......................      (44,707)      (26,398)       (9,572)
                                                           ------------  ------------  ------------
POLICY BENEFITS........................................... $     41,696  $     28,622  $      6,347
                                                           ============  ============  ============
Direct life insurance in-force............................ $ 70,502,325  $ 55,175,351  $ 41,566,483
Life insurance in-force assumed from reinsureds...........      121,673       104,826       135,447
Life insurance in-force ceded to reinsurers...............  (48,687,754)  (40,820,818)  (30,459,568)
                                                           ------------  ------------  ------------
LIFE INSURANCE IN-FORCE................................... $ 21,936,244  $ 14,459,359  $ 11,242,362
                                                           ============  ============  ============
Percentage of amount assumed to net insurance in-force....         0.55%         0.72%         1.20%
                                                           ============  ============  ============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $115,920 thousand, $122,663 thousand and $123,932 thousand, net of reinsurance, for the years ended December 31, 2007, 2006 and 2005, respectively.

Irrevocable letters of credit aggregating $26,986 thousand at December 31, 2007 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

4. DEFERRED POLICY ACQUISITION COSTS

ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:

                                                       YEAR ENDED DECEMBER 31,
                                                   ------------------------------
                                                      2007       2006      2005
($ in thousands)                                   ----------  --------  --------
Direct acquisition costs deferred................. $  400,607  $270,577  $137,036
Recurring costs amortized to expense..............   (126,163)  (92,255)  (86,608)
Credit related to investment gains or losses......      2,148     1,087     6,206
Offsets to net unrealized investment gains or
  losses included in other comprehensive income
  (loss) (Note 12)................................     27,425    (4,930)   39,223
                                                   ----------  --------  --------
Change in deferred policy acquisition costs.......    304,017   174,479    95,857
Deferred policy acquisition costs, beginning of
  year............................................    703,794   529,315   433,458
                                                   ----------  --------  --------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR.... $1,007,811  $703,794  $529,315
                                                   ==========  ========  ========

During 2007, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $1,649 thousand pre-tax benefit to net income.

During 2006, we benefited from an unlocking of assumptions primarily related to deferred policy acquisition costs. The unlocking was driven by revised assumptions for expected mortality, lapse experience, investment margins and expenses. The effects of the unlocking resulted in an overall $6.7 million pre-tax charge to net income, as well as increased unearned revenue liabilities by $1.3 million, increased benefit reserves by $4.5 million, increased reinsurance liability by $1.2 million and decreased amortization by $0.4 million.

5. POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.00% to 5.25% as of December 31, 2007, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.9% to 14.0% as of December 31, 2007, less administrative charges.

6. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

FAIR VALUE AND COST OF DEBT SECURITIES:

                                                     AS OF DECEMBER 31,
                                         -------------------------------------------
                                                 2007                  2006
                                         --------------------- ---------------------
                                         FAIR VALUE    COST    FAIR VALUE    COST
($ in thousands)                         ---------- ---------- ---------- ----------
U.S. government and agency.............. $   65,774 $   64,884 $   92,579 $   93,425
State and political subdivision.........     11,029     11,134     15,900     16,281
Foreign government......................     30,423     27,716     49,884     46,505
Corporate...............................    975,058    998,982  1,157,781  1,172,275
Mortgage-backed.........................    358,479    372,733    452,641    455,739
Other asset-backed......................    268,823    288,927    282,204    280,086
                                         ---------- ---------- ---------- ----------
AVAILABLE-FOR-SALE DEBT SECURITIES...... $1,709,586 $1,764,376 $2,050,989 $2,064,311
                                         ========== ========== ========== ==========

UNREALIZED GAINS (LOSSES) FROM
DEBT SECURITIES:

                                                    AS OF DECEMBER 31,
                                            ----------------------------------
                                                  2007              2006
                                            ----------------  ----------------
                                             GAINS   LOSSES    GAINS   LOSSES
($ in thousands)                            ------- --------  ------- --------
U.S. government and agency................. $ 1,193 $   (303) $   295 $ (1,141)
State and political subdivision............      11     (116)      17     (398)
Foreign government.........................   2,732      (25)   3,590     (211)
Corporate..................................   8,774  (32,698)   6,523  (21,017)
Mortgage-backed............................   2,654  (16,908)   2,862   (5,960)
Other asset-backed.........................     875  (20,979)   3,857   (1,739)
                                            ------- --------  ------- --------
DEBT SECURITIES GAINS AND LOSSES........... $16,239 $(71,029) $17,144 $(30,466)
                                            ======= ========  ======= ========
DEBT SECURITIES NET LOSSES.................         $(54,790)         $(13,322)
                                                    ========          ========

AGING OF TEMPORARILY IMPAIRED
DEBT SECURITIES:

                                                 AS OF DECEMBER 31, 2007
                              ---------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  ---------------------  --------------------
                               FAIR    UNREALIZED  FAIR      UNREALIZED    FAIR     UNREALIZED
                               VALUE     LOSSES    VALUE       LOSSES      VALUE      LOSSES
($ in thousands)              -------- ----------  --------  ----------  ---------- ----------
Debt Securities
U.S. government and agency... $     --  $     --  $ 15,629    $   (303)  $   15,629  $   (303)
State and political
  subdivision................       --        --    10,516        (116)      10,516      (116)
Foreign government...........       --        --     2,464         (25)       2,464       (25)
Corporate....................  134,427    (9,598)  478,287     (23,100)     612,714   (32,698)
Mortgage-backed..............  105,599    (9,822)  162,554      (7,086)     268,153   (16,908)
Other asset-backed...........  137,632   (15,661)   81,534      (5,318)     219,166   (20,979)
                              --------  --------   --------   --------   ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $377,658  $(35,081) $750,984    $(35,948)  $1,128,642  $(71,029)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE....... $ 39,024  $ (1,797) $ 67,088    $ (7,484)  $  106,112  $ (9,281)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (292)             $ (1,306)              $ (1,598)
                                        ========              ========               ========
NUMBER OF SECURITIES.........                243                   411                    654
                                        ========              ========               ========

Below investment grade debt securities with a fair value of less than 80% of the security's amortized costs totaled $(3,933) thousand at December 31, 2007, of which none have been in a significant loss position for greater than 12 months.

All of these securities are considered to be temporarily impaired at December 31, 2007 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

AGING OF TEMPORARILY IMPAIRED
DEBT AND EQUITY SECURITIES:

                                                  AS OF DECEMBER 31, 2006
                              --------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  --------------------   --------------------
                               FAIR    UNREALIZED   FAIR      UNREALIZED   FAIR     UNREALIZED
                               VALUE     LOSSES     VALUE       LOSSES     VALUE      LOSSES
($ in thousands)              -------- ---------- ----------  ---------- ---------- ----------
Debt Securities
U.S. government and agency... $  5,643  $   (19)  $   50,878   $ (1,122) $   56,521  $ (1,141)
State and political
  subdivision................    1,014       (3)      14,367       (395)     15,381      (398)
Foreign government...........    4,024      (10)       9,323       (201)     13,347      (211)
Corporate....................  152,344   (1,595)     689,660    (19,422)    842,004   (21,017)
Mortgage-backed..............   78,465     (693)     257,905     (5,267)    336,370    (5,960)
Other asset-backed...........   53,844     (171)     102,302     (1,568)    156,146    (1,739)
                              --------  -------   ----------   --------  ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $295,334  $(2,491)  $1,124,435   $(27,975) $1,419,769  $(30,466)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE....... $ 20,190  $  (377)  $   90,763   $ (3,859) $  110,953  $ (4,236)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (45)               $   (550)             $   (595)
                                        =======                ========              ========
NUMBER OF SECURITIES.........               165                     565                   730
                                        =======                ========              ========

There were no unrealized losses of below investment grade debt securities with a fair value less than 80% of the securities amortized cost at December 31, 2006.

All of these securities are considered to be temporarily impaired at December 31, 2006 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

STATUTORY DEPOSITS

Pursuant to certain statutory requirements, as of December 31, 2007 and 2006, we had on deposit securities with a fair value of $7,370 thousand and $8,216 thousand, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

NET INVESTMENT INCOME

SOURCES OF NET INVESTMENT INCOME:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
($ in thousands)                                  --------  --------  --------
Debt securities.................................. $105,342  $127,977  $155,648
Equity securities................................       --        --         2
Other investments................................      162       148       183
Other income.....................................      421        --        --
Policy loans.....................................    1,472       581       479
Cash and cash equivalents........................    4,395     3,089     1,061
                                                  --------  --------  --------
Total investment income..........................  111,792   131,795   157,373
Investment expenses..............................   (2,185)   (2,470)   (2,999)
                                                  --------  --------  --------
NET INVESTMENT INCOME............................ $109,607  $129,325  $154,374
                                                  ========  ========  ========

NET REALIZED INVESTMENT GAINS (LOSSES)

TYPES OF REALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
DEBT SECURITY IMPAIRMENTS.......................... $   (3,287) $      (411) $    (2,651)
                                                    ----------  -----------  -----------
Debt security transaction gains....................      1,465        2,955        1,764
Debt security transaction losses...................     (2,827)      (7,253)      (9,254)
Equity security transaction gains..................         --           --           26
Equity security transaction losses.................         --           --          (13)
Other investment transaction gains (losses)........     (2,394)       2,249         (441)
                                                    ----------  -----------  -----------
NET TRANSACTION LOSSES.............................     (3,756)      (2,049)      (7,918)
                                                    ----------  -----------  -----------
NET REALIZED INVESTMENT LOSSES..................... $   (7,043) $    (2,460) $   (10,569)
                                                    ==========  ===========  ===========

UNREALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt securities.................................... $  (41,468) $     2,956  $   (54,591)
Equity securities..................................         --           --            5
Other investments..................................         50           10           --
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT GAINS (LOSSES)........... $  (41,418) $     2,966  $   (54,586)
                                                    ==========  ===========  ===========

Net unrealized investment gains (losses)........... $  (41,418) $     2,966  $   (54,586)
                                                    ----------  -----------  -----------
Applicable deferred policy acquisition costs (Note
  4)...............................................    (27,425)       4,930      (39,223)
Applicable deferred income tax benefit.............     (4,898)        (687)      (5,377)
                                                    ----------  -----------  -----------
Offsets to net unrealized investment losses........    (32,323)       4,243      (44,600)
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT LOSSES INCLUDED IN OTHER
  COMPREHENSIVE INCOME............................. $   (9,095) $    (1,277) $    (9,986)
                                                    ==========  ===========  ===========

INVESTING CASH FLOWS

INVESTMENT PURCHASES, SALES, REPAYMENTS
AND MATURITIES:
                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt security purchases............................ $ (883,282) $  (999,542) $(1,139,974)
Equity security purchases..........................         --           --           --
Other investment purchases.........................       (350)      (1,060)      (2,434)
Policy loan advances, net..........................     (7,277)      (7,371)      (5,685)
                                                    ----------  -----------  -----------
INVESTMENT PURCHASES............................... $ (890,909) $(1,007,973) $(1,148,093)
                                                    ==========  ===========  ===========

Debt securities sales.............................. $  816,170  $ 1,178,127  $   873,995
Debt securities maturities and repayments..........    390,297      549,483      477,568
Equity security sales..............................         --           --          279
Other investment sales.............................      1,521          750        5,845
                                                    ----------  -----------  -----------
INVESTMENT SALES, REPAYMENTS AND MATURITIES........ $1,207,988  $ 1,728,360  $ 1,357,687
                                                    ==========  ===========  ===========

The maturities of debt securities, by contractual sinking fund payment and maturity are summarized in the following table. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we may have the right to put or sell the obligations back to the issuers.

MATURITIES OF DEBT SECURITIES:

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                           COST     FAIR VALUE
($ in thousands)                                        ----------  ----------
Due in one year or less................................ $  139,910  $  139,540
Due after one year through five years..................    429,405     424,704
Due after five years through ten years.................    455,099     441,414
Due after ten years....................................    739,962     703,928
                                                        ----------  ----------
TOTAL.................................................. $1,764,376  $1,709,586
                                                        ==========  ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as Separate account assets with an equivalent amount reported as Separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in Insurance and investment product fees. In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

   . Liabilities associated with the guaranteed minimum death benefit (GMDB) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

   . Liabilities associated with the guaranteed minimum income benefit (GMIB) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB, 200 stochastically generated scenarios were used. For annuities with GMIB, we used 1,000 stochastically generated scenarios.

SEPARATE ACCOUNT INVESTMENTS OF ACCOUNT BALANCES OF
CONTRACTS WITH GUARANTEES:

                                                           AS OF DECEMBER 31,
                                                          ---------------------
                                                             2007       2006
($ in thousands)                                          ---------- ----------
Debt securities.......................................... $  494,660 $  456,148
Equity funds.............................................  2,213,164  1,861,762
Other....................................................     80,657     68,810
                                                          ---------- ----------
TOTAL.................................................... $2,788,481 $2,386,720
                                                          ========== ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2007
                                                              -----------------
                                                               ANNUITY  ANNUITY
                                                                GMDB     GMIB
($ in thousands)                                              --------  -------
Liability balance as of January 1, 2007...................... $ 26,979  $3,568
Incurred.....................................................  (21,813)  2,137
Paid.........................................................   (2,057)     --
                                                              --------  ------
LIABILITY BALANCE AS OF DECEMBER 31, 2007.................... $  3,109  $5,705
                                                              ========  ======

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2006
                                                              ----------------
                                                              ANNUITY   ANNUITY
                                                               GMDB      GMIB
($ in thousands)                                              -------   -------
Liability balance as of January 1, 2006...................... $27,749   $2,474
Incurred.....................................................   1,721    1,094
Paid.........................................................  (2,491)      --
                                                              -------   ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006.................... $26,979   $3,568
                                                              =======   ======

The reinsurance recoverable asset related to the GMDB was $1,335 thousand and $17,139 thousand as of December 31, 2007 and 2006, respectively.

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in Policy benefits on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, we have introduced a feature for these contracts beginning in the fourth quarter of 2005 that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

In order to minimize the volatility associated with the GMWB and GMAB liabilities, we have entered into a contract with Phoenix Life whereby we cede 100% of any claims for these guarantees. Because this contract does not transfer sufficient risk to be accounted for as reinsurance, we use deposit accounting for the contract. As of December 31, 2007 and 2006, the embedded derivative for GMWB and GMAB was immaterial. There were no benefit payments made for the GMWB or GMAB during 2007 or 2006. See Note 10 to these financial statements for more information.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

ADDITIONAL INSURANCE BENEFITS:

                                                             NET AMOUNT     AVERAGE
                                                  ACCOUNT   AT RISK AFTER ATTAINED AGE
                                                   VALUE     REINSURANCE  OF ANNUITANT
($ in thousands)                                 ---------- ------------- ------------
GMDB return of premium.......................... $1,396,515    $ 5,398         59
GMDB step up....................................  1,761,416     33,481         60
GMDB earnings enhancement benefit (EEB).........     78,136         --         60
GMDB greater of annual step up and roll up......     42,492      3,582         63
                                                 ----------    -------
TOTAL GMDB AT DECEMBER 31, 2007................. $3,278,559    $42,461
                                                 ==========    =======

GMIB............................................ $  696,006                    59
GMAB............................................    381,304                    55
GMWB............................................    202,073                    61
GPAF............................................     36,684                    74
                                                 ----------
TOTAL AT DECEMBER 31, 2007...................... $1,316,067
                                                 ==========

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior of the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2007 and 2006, we held additional universal life benefit reserves of $25,930 thousand and $8,841 thousand, respectively.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

CARRYING AMOUNTS AND ESTIMATED FAIR
VALUES OF FINANCIAL INSTRUMENTS:

                                                AS OF DECEMBER 31,
                                    -------------------------------------------
                                            2007                  2006
                                    --------------------- ---------------------
                                     CARRYING    FAIR      CARRYING    FAIR
                                      VALUE      VALUE      VALUE      VALUE
($ in thousands)                    ---------- ---------- ---------- ----------
Cash and cash equivalents.......... $  108,200 $  108,200 $   47,127 $   47,127
Debt securities....................  1,709,586  1,709,586  2,050,989  2,050,989
Policy loans.......................     22,819     22,819     15,542     15,542
                                    ---------- ---------- ---------- ----------
FINANCIAL ASSETS................... $1,840,605 $1,840,605 $2,113,658 $2,113,658
                                    ========== ========== ========== ==========

Investment contracts............... $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ---------- ---------- ---------- ----------
FINANCIAL LIABILITIES.............. $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ========== ========== ========== ==========

FAIR VALUE OF INVESTMENT CONTRACTS

We determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

We recognized an after-tax gain of $0.0 million, $1.2 million and $0.3 million for the years ended December 31, 2007, 2006 and 2005 (reported as other comprehensive income in Statement of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which had been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the years 2007, 2006 and 2005, we reclassified after-tax gains of $0.0 million, $1.2 million and $0.3 million, respectively, into earnings related to these derivatives.

We held no derivative assets at December 31, 2007 and 2006. See Note 7 to these financial statements for more information on our embedded derivatives related to our variable annuity guarantees.

9. INCOME TAXES

 ALLOCATION OF INCOME TAXES:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
 ($ in thousands)                                 --------  --------  --------
 Income tax expense (benefit) attributable to:
 Current......................................... $(44,715) $(21,403) $(18,313)
 Deferred........................................   48,358    24,419    15,512
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO NET INCOME (LOSS)....    3,643     3,016    (2,801)
 Other comprehensive loss........................   (4,898)   (1,121)   (5,558)
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO COMPREHENSIVE INCOME
   (LOSS)........................................ $ (1,255) $  1,895  $ (8,359)
                                                  ========  ========  ========
 INCOME TAXES RECOVERED.......................... $(30,557) $(24,094) $(14,288)
                                                  ========  ========  ========

EFFECTIVE INCOME TAX RATE:

                                                      YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                      2007     2006     2005
($ in thousands)                                    -------  -------  -------
Income before income taxes......................... $19,630  $13,097  $ 1,422
                                                    -------  -------  -------
Income taxes at statutory rate of 35.0%............   6,871    4,584      498
Dividend received deduction........................  (2,778)  (1,572)  (2,924)
Tax interest.......................................       1        1     (378)
Other, net.........................................    (451)       3        3
                                                    -------  -------  -------
APPLICABLE INCOME TAXES (BENEFIT).................. $ 3,643  $ 3,016  $(2,801)
                                                    =======  =======  =======
Effective income tax (benefit) rates...............    18.6%    23.0%  (197.0)%
                                                    =======  =======  =======

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY
DIFFERENCES:

                                                             AS OF DECEMBER 31,
                                                             -----------------
                                                               2007      2006
($ in thousands)                                             --------  --------
Deferred income tax assets:
Future policyholder benefits................................ $140,526  $102,603
Unearned premiums / deferred revenues.......................   15,123    10,817
Investments.................................................    5,948        --
                                                             --------  --------
GROSS DEFERRED INCOME TAX ASSETS............................  161,597   113,420
                                                             --------  --------
Deferred income tax liabilities:
Deferred policy acquisition costs...........................  296,057   207,513
Investments.................................................       --       849
Other.......................................................    5,655     1,712
                                                             --------  --------
GROSS DEFERRED INCOME TAX LIABILITIES.......................  301,712   210,074
                                                             --------  --------
DEFERRED INCOME TAX LIABILITY............................... $140,115  $ 96,654
                                                             ========  ========

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

We are included in the consolidated federal income tax return filed by PNX. Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (IRS) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

We have determined, based on our earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2007 and 2006 will be realized.

As of December 31, 2007, we had current taxes receivable of $10,184 thousand.

We adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized a decrease in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had approximately $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective rate upon recognition.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

RECONCILIATION OF THE BEGINNING AND ENDING AMOUNT OF
UNRECOGNIZED TAX BENEFITS:

($ in thousands)
Balance at January 1, 2007............................................. $1,840
Reductions for tax positions of prior years............................   (975)
Settlements with taxing authorities....................................   (340)
                                                                        ------
BALANCE AT DECEMBER 31, 2007........................................... $  525
                                                                        ======

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the unrecognized tax benefits that would have a significant impact on the financial position of the company.

Our federal income tax returns are routinely audited by the IRS. We are no longer subject to income tax examinations by federal authorities for tax years prior to 2004. Our U.S. federal income tax returns for 2004 and 2005 are currently being examined. We do not believe that the examination will result in a material change in our financial position. We are not currently under audit with any state taxing authorities.

We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense. The interest and penalties recorded during the twelve month periods ending December 31, 2006 and 2007 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2007.

10. RELATED PARTY TRANSACTIONS

Capital Contributions

During the year ended December 31, 2007, we received $49,984 thousand in capital contributions from Phoenix Life, of which $25,000 thousand was in cash and $24,984 was in securities.

Related Party Transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $270,394 thousand, $203,521 thousand and $108,701 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $11,767 thousand and $18,650 thousand as of December 31, 2007 and 2006, respectively.

During 2006, we entered into a contract with Phoenix Life whereby we cede to Phoenix Life the liabilities related to certain guarantees on our annuity products. Because this contract does not transfer sufficient risk to qualify for reinsurance accounting, we account for ceded liabilities as a deposit asset. The asset on deposit with Phoenix Life was $3,051 thousand and $220 thousand at December 31, 2007 and 2006, respectively. This amount is included in our balance sheet in other general account assets. Amounts due to Phoenix Life under this contract were $336 thousand and $215 thousand at December 31, 2007 and 2006, respectively.

Phoenix Investment Partners Ltd. (PXP), an indirect wholly-owned subsidiary of PNX, through its affiliated registered investment advisors, provides investment advisory services to us for a fee. Investment advisory fees incurred by us for management of general account assets under this arrangement were $2,172 thousand, $2,439 thousand and $2,993 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to the affiliated investment advisors were $15 thousand and $106 thousand, as of December 31, 2007 and 2006, respectively. Through July 2007 PXP provided investment advisory services to the variable product separate accounts. They received variable product separate account fees on our behalf, retained a portion of those fees, for services provided, and forward the remainder to us. Amounts receivable from PXP for those fees were $0 thousand and $245 thousand as of December 31, 2007 and 2006, respectively. The variable product separate account fees retained by PXP were $271 thousand, $684 thousand and $697 thousand for 2007, 2006 and 2005, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc. (PVA), an indirect wholly-owned subsidiary of Phoenix Life, became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts receivable from PVA for those fees were $276 thousand as of December 31, 2007.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of our annuity contracts. Until May 31, 2004, contracts could be purchased through registered representatives of our former affiliate, W.S. Griffith Securities, Inc. (Griffith). Other outside broker-dealers are licensed to sell our annuity contracts as well. We incurred commissions for contracts underwritten by PEPCO of $48,331 thousand, $38,062 thousand and $35,422 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to PEPCO were $2,269 thousand and $278 thousand as of December 31, 2007 and 2006, respectively.

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $159,847 thousand, $105,993 thousand and $54,927 thousand for the years ended
December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $13,684 thousand and $4,187 thousand as of December 31, 2007 and 2006, respectively.

PREMIUM PROCESSING SERVICES

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life of $416 thousand and $1,914 thousand, respectively. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity, a wholly-owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life and Annuity of $482 thousand and $16 thousand, respectively. We do not charge any fees for this service.

In certain instances Phoenix Life and Phoenix Life and Annuity may receive premiums on behalf of PHLVIC. Amounts due from Phoenix Life were $237 thousand and $71 thousand as of December 31, 2007 and 2006, respectively. Amounts due from Phoenix Life and Annuity were $15 thousand and $0 thousand as of December 31, 2007 and 2006, respectively.

11. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

PNX has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. PNX also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. PNX's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide for benefits attributable not only to service to date, but to service expected to be conferred in the future.

PNX sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. PNX also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

In addition to its pension plans, PNX currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of PNX's affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated. The amount of such allocated benefits is not significant to the financial statements.

12. OTHER COMPREHENSIVE INCOME

SOURCES OF OTHER COMPREHENSIVE INCOME:

                                                             YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
                                                    2007              2006               2005
                                             -----------------  ----------------  ------------------
                                               GROSS     NET     GROSS     NET      GROSS      NET
($ in thousands)                             --------  -------  -------  -------  --------  --------
Unrealized gains (losses) on investments.... $(36,769) $(6,995) $ 7,264  $ 1,516  $(64,713) $(16,569)
Net realized investment gains (losses)
  on available-for-sale securities
  included in net income....................   (4,649)  (2,100)  (4,298)  (2,793)   10,127     6,583
                                             --------  -------  -------  -------  --------  --------
Net unrealized investment gains (losses)....  (41,418)  (9,095)   2,966   (1,277)  (54,586)   (9,986)
Net unrealized losses on derivative
  instruments...............................       --       --   (1,241)    (807)     (516)     (335)
                                             --------  -------  -------  -------  --------  --------
Other comprehensive income (loss)...........  (41,418) $(9,095)   1,725  $(2,084)  (55,102) $(10,321)
                                             --------  =======  -------  =======  --------  ========
Applicable deferred policy acquisition cost
  amortization..............................  (27,425)            4,930            (39,223)
Applicable deferred income tax benefit......   (4,898)           (1,121)            (5,558)
                                             --------           -------           --------
Offsets to other comprehensive income.......  (32,323)            3,809            (44,781)
                                             --------           -------           --------
OTHER COMPREHENSIVE LOSS.................... $ (9,095)          $(2,084)          $(10,321)
                                             ========           =======           ========

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE
INCOME:

                                                           AS OF DECEMBER 31,
                                                 -------------------------------------
                                                        2007                2006
                                                 ------------------  -----------------
                                                   GROSS      NET      GROSS     NET
($ in thousands)                                 --------  --------  --------  -------
Unrealized losses on investments................ $(56,002) $(11,784) $(14,584) $(2,689)
Unrealized gains on derivative instruments......       --        --        --       --
                                                 --------  --------  --------  -------
Accumulated other comprehensive loss............  (56,002) $(11,784)  (14,584) $(2,689)
                                                 --------  ========  --------  =======
Applicable deferred policy acquisition costs....  (37,873)            (10,448)
Applicable deferred income taxes................   (6,345)             (1,447)
                                                 --------            --------
Offsets to other comprehensive income...........  (44,218)            (11,895)
                                                 --------            --------
ACCUMULATED OTHER COMPREHENSIVE LOSS............ $(11,784)           $ (2,689)
                                                 ========            ========

13. STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the Department) has adopted the National Association of Insurance Commissioners' (the NAIC's) Accounting Practices and Procedures manual effective January 1, 2001 (NAIC SAP) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2007, 2006 and 2005, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, Income Taxes, which limits deferred income tax assets based on admissibility tests.

Connecticut Insurance Law requires that Connecticut life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Our risk-based capital was in excess of 350% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2007 and 2006.

STATUTORY FINANCIAL DATA:

                                                              AS OF OR FOR THE YEAR
                                                               ENDED DECEMBER 31,
                                                          -----------------------------
                                                             2007      2006      2005
($ in thousands)                                          ---------  --------  --------
Statutory capital and surplus............................ $ 167,436  $220,342  $264,825
Asset valuation reserve..................................    14,774    14,320     5,575
                                                          ---------  --------  --------
STATUTORY CAPITAL, SURPLUS AND ASSET VALUATION RESERVE... $ 182,210  $234,662  $270,400
                                                          =========  ========  ========
STATUTORY GAIN (LOSS) FROM OPERATIONS.................... $ (98,589) $(33,094) $ 12,251
                                                          =========  ========  ========
STATUTORY NET INCOME (LOSS).............................. $(102,297) $(33,994) $ 12,749
                                                          =========  ========  ========

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2008 without prior approval.

14. CONTINGENT LIABILITIES

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

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14. CONTINGENT LIABILITIES (CONTINUED)

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD) and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Phoenix Life and its subsidiaries with securities and other laws and regulations affecting their registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

In 2005, the Boston District Office of the SEC completed a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future. Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

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